UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CONNETIC VENTURE CAPITAL ACCESS FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Connetic Venture Capital Access Fund

910 Madison Avenue

Covington, Kentucky 41011

[November 20, 2026]

Dear Shareholder:

I am writing to ask for your vote on an important change to Connetic Venture Capital Access Fund (the “Fund”). The Fund’s investment adviser, Connetic RIA LLC d/b/a Connetic Ventures (the “Adviser”), recommended a plan to convert the Fund from a registered interval fund into a private fund managed by the Adviser and holding the same portfolio of venture capital investments. The Fund’s Board of Trustees (the “Board”) reviewed the Adviser’s recommendation and approved the plan. A special meeting of shareholders will be held on December 18, 2026, at [10:00 a.m.], Eastern Time (the “Meeting”), to vote on the plan and on a separate proposal to eliminate the Fund’s fundamental policy to make quarterly repurchase offers.

The Fund has not grown to the size needed to carry the fixed costs of operating as a registered fund. The Fund’s portfolio of early-stage private companies is also a poor match for an interval fund’s obligation to offer to repurchase shares every quarter. After reviewing the Adviser’s recommendation and the alternatives, including liquidating the Fund, the Board agreed with the Adviser’s recommendation and concluded that converting the Fund into a private fund is in the best interests of the Fund and its shareholders.

If shareholders approve the conversion and related proposals:

▪	the Fund will convert into two private funds that will hold the Fund’s portfolio side by side: one for “qualified purchasers” and one for up to 100 “accredited investors”;

▪	your investment will remain in the same portfolio, managed by the same Adviser;

▪	the Adviser will charge an all-in fee of 1.90% of net asset value and will pay all of the private funds’ other operating expenses except taxes and extraordinary expenses, compared with total annual operating expenses of 2.83% today after the Adviser’s expense limitation;

▪	the Fund will cease to be registered under the Investment Company Act of 1940 (the “1940 Act”), and shareholders will no longer have its protections; and

▪	shareholders who are not eligible to invest in either private fund will have their Shares redeemed for cash at net asset value, which the Adviser has agreed to fund by purchasing Shares at net asset value.

The first proposal asks shareholders to approve eliminating the Fund’s fundamental policy of making quarterly repurchase offers. If shareholders approve that proposal, the elimination will be effective immediately, and the Fund will not make any further quarterly repurchase offers, including the offer that would otherwise begin in January 2027, whether or not shareholders approve the conversion. If shareholders do not approve that proposal, the Board expects to liquidate the Fund.

Even if shareholders approve the conversion, there is no guarantee that it will be completed. The Fund expects to complete the conversion if at least 100 shareholders are certified as qualified purchasers who can remain in the qualified purchaser fund. Up to 100 additional shareholders who are verified as accredited investors (or up to 250, if the accredited investor fund qualifies as a “qualifying venture capital fund”) can remain in the accredited investor fund. If fewer than 100 shareholders are certified as qualified purchasers, the Board may decide not to proceed, because too many shareholders would have to be redeemed. If the conversion does not occur, the Board expects to liquidate the Fund by transferring its assets to a liquidating trust for the benefit of shareholders. A liquidation does not require a shareholder vote, but it is described in the enclosed Proxy Statement so that you understand the alternative to the conversion.

The Board, including all of the Independent Trustees, unanimously recommends that you vote FOR each proposal. Proposals 2, 3, and 4 will take effect only if shareholders approve each of Proposals 1, 2, 3, and 4. Proposal 1 is not conditioned on the approval of any other proposal.

Please read the enclosed Proxy Statement carefully. You may vote by internet, telephone, or mail, or in person at the Meeting. Because the proposals are not routine matters, your broker cannot vote your shares unless you provide voting instructions. If we do not hear from you, you may receive a call from a representative of the Adviser or our proxy solicitor, EQ Fund Solutions, reminding you to vote.

Sincerely,

/s/ Brad Zapp

Brad Zapp

President, Connetic Venture Capital Access Fund

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. The following questions and answers provide a brief overview of the proposals.

Q.	What am I being asked to vote on at the Meeting on December 18, 2026?

A.   Shareholders are being asked to approve four proposals:

▪	Proposal 1: the elimination of the Fund’s fundamental policy to make quarterly repurchase offers, effective immediately upon shareholder approval;

▪	Proposal 2: the conversion of the Fund from a Delaware statutory trust into two Delaware limited liability companies that will operate as parallel private funds, and the exchange of each remaining shareholder’s Shares for an interest in one of them (the “Conversion”);

▪	Proposal 3: a change in the nature of the Fund’s business so that it ceases to be a registered investment company, and the Fund’s deregistration under the 1940 Act (the “Deregistration”); and

▪	Proposal 4: the mandatory redemption, at net asset value, of the Shares of shareholders who are not eligible to invest in either parallel fund (the “Mandatory Redemption”), and the related purchase of Shares by the Adviser to fund it.

Q.	Why is the Board recommending these changes?

A.   The Fund had approximately $40.5 million in net assets as of October 30, 2026. At that size, the fixed costs of a registered fund are high relative to the Fund’s assets, and the Adviser has been waiving fees and reimbursing expenses to keep the Fund’s expenses at their current level. At the same time, the Fund’s investments in private companies cannot be sold on a quarterly schedule, so meeting quarterly repurchase requests requires the Fund to hold cash rather than invest it. The Adviser recommended the Conversion to the Board at a special meeting held on Friday, October 30, 2026. At that meeting and a regular meeting on Friday, November 20, 2026, the Board reviewed the Adviser’s recommendation, considered continuing to operate the Fund, liquidating it, and seeking another adviser or a merger partner, and agreed with the Adviser that converting to a private fund, with the same portfolio and Adviser and lower expenses, is in the best interests of the Fund and its shareholders. The Board also determined that eliminating the Fund’s quarterly repurchase obligation is in the best interests of the Fund and its shareholders whether or not the Conversion is approved. See “Board Considerations” in the Proxy Statement.

Q.	Why are there four proposals, and what happens if only some are approved?

A.   The 1940 Act, the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), and Delaware law each require shareholder approval of a different part of the transaction. Proposals 2, 3, and 4 work together, so none of them will take effect unless shareholders approve all three, and the Conversion also requires shareholder approval of Proposal 1. Proposal 1 is not conditioned on the approval of the other proposals. If shareholders approve Proposal 1, the elimination of the Fund’s fundamental repurchase policy will take effect immediately, even if shareholders do not approve the other proposals.

If the Conversion is not completed for any reason, including because shareholders do not approve Proposals 2, 3, and 4 or the Board decides not to proceed, the Board expects to dissolve the Fund and transfer its assets, subject to its liabilities, to a liquidating trust for the benefit of shareholders (the “Liquidation”). The Liquidation does not require a shareholder vote, and shareholders are not being asked to approve it. If shareholders do not approve Proposal 1, the Board will not proceed with the Conversion and will implement the Liquidation as promptly as practicable. See “Liquidation If the Conversion Is Not Completed.”

Q.	Will my investment change?

A.   If you are eligible to remain invested, you will hold an interest in a private fund that owns a proportionate share of each of the Fund’s current investments, managed by the same Adviser and investment team, with the same investment objective. The two private funds will continue to invest side by side, and neither will be subject to the 1940 Act. See “Comparison of the Fund Before and After the Conversion.”

Q.	Who can remain invested after the Conversion?

A.   Private funds may only be offered to investors who meet certain financial thresholds. Shareholders who are “qualified purchasers” (generally, individuals with at least $5 million in investments, and most entities with at least $25 million in investments) will hold interests in the qualified purchaser fund, which has no limit on the number of investors. Shareholders who are “accredited investors” but not qualified purchasers will hold interests in the accredited investor fund, which will be limited to 100 investors (or 250 investors, if it qualifies as a “qualifying venture capital fund”). Shareholders will be asked to certify their status, and to provide information that allows the Fund to verify their accredited investor status, beginning with the mailing of this Proxy Statement.

Q.	Is the Conversion certain to occur if shareholders approve it?

A.   No. The Fund expects to complete the Conversion if at least 100 shareholders are certified as qualified purchasers who can remain in the qualified purchaser fund (the “Minimum Investor Condition”), and if the other conditions described under “Description of the Transaction—Conditions to the Conversion” are met. Up to 100 additional shareholders who are verified as accredited investors (or up to 250, if the accredited investor fund qualifies as a “qualifying venture capital fund”) may remain in the accredited investor fund. The Fund currently has approximately [349] shareholders in [355] accounts as of the Record Date, and the number who will be certified as qualified purchasers is not yet known. If the Minimum Investor Condition is not met, the Board may decide not to proceed. If the Conversion is not completed for any reason, including if the SEC does not issue the deregistration order or the Conversion does not occur by March 31, 2027, the Board will implement the Liquidation.

Q.	What if I am not eligible to remain invested?

A.   Your Shares will be redeemed at the Fund’s net asset value per Share as of the business day before the Conversion, and you will be paid in cash within ten business days after that date. This applies to shareholders who are not accredited investors, shareholders who do not return the required certification and verification information, shareholders whose accounts are below the minimum account balance and who do not elect to make a top-up contribution, and, if more than 100 accredited investors who are not qualified purchasers remain (or more than 250, if the accredited investor fund qualifies as a “qualifying venture capital fund”), the holders of the smallest of those accounts. The Adviser has agreed to fund the Mandatory Redemption by purchasing newly issued Shares at the same net asset value. See Proposal 4.

Q.	I have a small account. Can I remain invested?

A.   Only if your account meets the minimum account balance for the private fund you qualify for, or you agree to add enough cash to reach it. The minimum is [$20,000] for the qualified purchaser fund and [$20,000] for the accredited investor fund. It is measured by the value, on the Record Date, of all Shares you beneficially owned on that date, combining all of your accounts. If your balance is below the minimum, you may elect on your certification form to make a cash “top-up contribution” equal to at least the shortfall. You would deposit it in escrow before the Conversion, and it would be credited to your interest in the private fund immediately after the Conversion. If you do not elect and fund a top-up contribution, your Shares will be redeemed for cash in the Mandatory Redemption. In addition, if more than 100 accredited investors who are not qualified purchasers (or more than 250, if the accredited investor fund qualifies as a “qualifying venture capital fund”) meet the minimum, the smallest of those accounts will be redeemed; that limit does not apply to qualified purchasers. See Proposal 4.

Q.	Will the fees I pay increase?

A.   No. The Fund’s current total annual operating expenses, after the Adviser’s expense limitation, are 2.83% of average net assets. After the Conversion, the Adviser will charge an all-in fee of 1.90% of net asset value and will pay all other operating expenses of both private funds except taxes and extraordinary expenses. There will be no performance fee or carried interest.

Q.	Will I still be able to sell my investment?

A.   If shareholders approve Proposal 1, the Fund will no longer make quarterly repurchase offers, effective immediately (including the offer that would otherwise begin in January 2027), and you cannot require the Fund to repurchase your Shares. If the Conversion is completed, the Adviser will have discretion to cause each private fund to make periodic tender offers, but neither fund will be required to do so.

Q.	Can I buy additional Shares?

A.   Yes. Effective November 4, 2026, the Fund closed to new investors, but existing shareholders may continue to purchase additional Shares. Shares purchased after the Record Date will not be entitled to vote at the Meeting. Any additional Shares you purchase will be treated the same as your other Shares in the Conversion and, if you are a Non-Qualifying Shareholder, in the Mandatory Redemption, except that Shares purchased after the Record Date will not count toward the minimum account balance described under Proposal 4.

Q.	Will the Conversion be taxable to me?

A.   Yes. The Conversion of the Fund from a regulated investment company into entities treated as partnerships for federal income tax purposes is expected to be a taxable event for shareholders, and each shareholder will recognize gain or loss equal to the difference between the value of the interest or cash received and the shareholder’s tax basis in its Shares. The Mandatory Redemption and the Liquidation would also be taxable. See “Certain Federal Income Tax Consequences.”

Q.	Who is paying for the proxy solicitation and the Conversion?

A.   The Fund will pay all costs of the proxy solicitation, including legal, printing, mailing, and proxy solicitation costs. The Fund will bear these costs, whether or not the proposals are approved. The Adviser will pay all costs of the Conversion, including the costs of forming the private funds, the Plan of Conversion, the limited liability company agreements, investor verification, and the deregistration application, whether or not the Conversion is completed. The costs associated with soliciting proxies are expected to be approximately $16,000.

Q.	What happens if shareholders do not approve the proposals or approve only some of them?

A.   If shareholders do not approve Proposals 2, 3, and 4, or if the Conversion is not completed for any other reason, the Board expects to implement the Liquidation. In the Liquidation, the Fund will dissolve, transfer its assets and liabilities to a liquidating trust, and deregister under the 1940 Act. The liquidating trust will hold the Fund’s portfolio and distribute cash to former shareholders as investments are sold, a process that the Fund estimates could take seven to ten years or more because of the illiquid nature of the Fund’s holdings. Interests in the liquidating trust will not be transferable. If shareholders approve Proposal 1, the Fund will not make further quarterly repurchase offers in any case. If shareholders do not approve Proposal 1, the Board will not proceed with the Conversion and will implement the Liquidation as promptly as practicable. See “Liquidation If the Conversion Is Not Completed.”

Q.	How does the Board recommend that I vote?

A.   The Board, including all of the Independent Trustees, unanimously recommends that you vote FOR each proposal.

Q.	How do I vote?

A.   You may vote by internet, telephone, or mail by following the instructions on the enclosed proxy card, or in person at the Meeting. If your Shares are held through a broker or adviser, follow the voting instructions you receive from that firm. Because the proposals are non-routine, your broker cannot vote your Shares without your instructions.

Q.	Whom should I contact with questions?

A.   Please call our proxy solicitor, EQ Fund Solutions, at 800-628-8528 or the Fund at 844-434-6493.

Connetic Venture Capital Access Fund

910 Madison Avenue

Covington, Kentucky 41011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 18, 2026

The Board of Trustees (the “Board”) of Connetic Venture Capital Access Fund (the “Fund”) has called a special meeting of shareholders of the Fund (the “Meeting”) to be held at 910 Madison Avenue, Covington, Kentucky 41011, on December 18, 2026, at [10:00 a.m.], Eastern Time, for the following purposes:

1.	To approve the elimination of the Fund’s fundamental policy to make quarterly repurchase offers under Rule 23c-3, effective immediately upon shareholder approval.

2.	To approve the conversion of the Fund from a Delaware statutory trust into two Delaware limited liability companies that will operate as parallel private funds, Connetic Venture Capital Access Fund, LLC (the “QP Fund”) and Connetic Venture Capital Access Fund II, LLC (the “Accredited Fund”), pursuant to the Plan of Conversion, including the exchange of the Shares of remaining shareholders for interests in the QP Fund or the Accredited Fund.

3.	To approve a change in the nature of the Fund’s business so that it ceases to be a registered investment company, and the deregistration of the Fund under the Investment Company Act of 1940.

4.	To approve the mandatory redemption, at net asset value, of the Shares of shareholders who are not eligible to invest in the QP Fund or the Accredited Fund, and the related purchase of Shares by the Adviser.

5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Each of Proposals 2, 3, and 4 is conditioned on the approval of each of Proposals 1, 2, 3, and 4. Proposal 1 is not conditioned on the approval of any other proposal. The Board, including all of the Independent Trustees, unanimously recommends that you vote FOR each proposal.

Shareholders of record at the close of business on November 2, 2026 are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement.

By Order of the Board of Trustees,

/s/ Brad Zapp

Brad Zapp, President

[November 20, 2026]

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on December 18, 2026: This Notice and the Proxy Statement are available at vote.proxyonline.com/connetic/docs/2026special.pdf.

Connetic Venture Capital Access Fund

910 Madison Avenue

Covington, Kentucky 41011

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 18, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Connetic Venture Capital Access Fund (the “Fund”) for use at the special meeting of shareholders to be held at 910 Madison Avenue, Covington, Kentucky 41011, on December 18, 2026, at [10:00 a.m.], Eastern Time, and at any adjournment or postponement (the “Meeting”). This Proxy Statement, the Notice of Special Meeting, and the proxy card are first being mailed to shareholders on or about [November 27, 2026]. Shareholders of record of shares of beneficial interest of the Fund (“Shares”) at the close of business on November 2, 2026 (the “Record Date”) are entitled to vote at the Meeting.

The Fund is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company that operates as an interval fund under Rule 23c-3. Connetic RIA LLC d/b/a Connetic Ventures (the “Adviser”) is the Fund’s investment adviser.

The Fund will furnish, without charge, a copy of its most recent annual report and the most recent semi-annual report succeeding the annual report to any shareholder upon request. To request a copy, call the Fund toll-free at 844-434-6493 or write to the Fund at 910 Madison Avenue, Covington, Kentucky 41011. The reports are also available at vcafx.com.

SUMMARY TERM SHEET

This summary highlights the material terms of the proposed transaction. It does not contain all of the information that may be important to you. Please read the entire Proxy Statement, including the exhibits. Cross-references point to the sections of this Proxy Statement where each matter is discussed in more detail. In this Proxy Statement, the conversion of the Fund into two private funds under Proposal 2 is the “Conversion,” the deregistration of the Fund under the 1940 Act under Proposal 3 is the “Deregistration,” the redemption under Proposal 4 of the Shares of shareholders who are not eligible to remain invested is the “Mandatory Redemption,” and the liquidation of the Fund described under “Liquidation If the Conversion Is Not Completed” is the “Liquidation.”

The parties. Connetic Venture Capital Access Fund, a Delaware statutory trust registered under the 1940 Act as a closed-end interval fund, 910 Madison Avenue, Covington, Kentucky 41011, 844-434-6493. After the Conversion, the Fund will continue as Connetic Venture Capital Access Fund, LLC (the “QP Fund”), and Connetic Venture Capital Access Fund II, LLC (the “Accredited Fund” and, together with the QP Fund, the “Parallel Funds”) will be formed in the Division (as defined below). Both Parallel Funds will be managed by the Adviser from the same address. See “Description of the Transaction.”

The transaction. The Fund will convert into a Delaware limited liability company and immediately divide into the QP Fund and the Accredited Fund, each holding a pro rata share of every portfolio investment. Shareholders who are qualified purchasers will become members of the QP Fund; shareholders who are accredited investors, but not qualified purchasers, will become members of the Accredited Fund, up to 100 beneficial owners (or 250 beneficial owners, if the Accredited Fund qualifies as a “qualifying venture capital fund”); and all other shareholders will have their Shares redeemed for cash. See “Description of the Transaction” and Proposal 4.

What you will receive. Each remaining shareholder will receive a membership interest in a Parallel Fund with an initial capital account equal to the net asset value of the shareholder’s Shares on the business day before the Conversion Date. Non-Qualifying Shareholders will receive cash equal to that net asset value, without a repurchase fee, within ten business days after that date. See Proposal 2 and Proposal 4.

Fees and expenses. Each Parallel Fund will pay the Adviser an all-in fee of 1.90% of net asset value, and the Adviser will pay all other operating expenses except taxes and extraordinary expenses. There will be no performance fee or carried interest. See “Fees and Expenses.”

Repurchase policy. If shareholders approve Proposal 1, the Fund’s fundamental policy to make quarterly repurchase offers will be eliminated immediately, and the Fund will not make further repurchase offers, whether or not the other proposals are approved. See “Proposal 1.”

Conditions. The transaction requires (i) shareholder approval of Proposals 1, 2, 3, and 4, (ii) an order of the Securities and Exchange Commission (the “SEC”) under Section 8(f) of the 1940 Act declaring that the Fund has ceased to be an investment company, (iii) completion of the investor certification process, and (iv) the Adviser’s funding of the Mandatory Redemption. The Fund expects to complete the transaction if at least 100 shareholders are certified as qualified purchasers who can remain in the QP Fund (the “Minimum Investor Condition”). If the Minimum Investor Condition is not met, the Board may decide not to proceed. The Board may also abandon the transaction at any time before the Conversion Date, even after shareholders approve the proposals. If the transaction is abandoned or does not occur by March 31, 2027, the Board will implement the Liquidation. See “Description of the Transaction—Conditions to the Conversion.”

Adviser funding. The Adviser has agreed to purchase newly issued Shares at net asset value in an amount equal to the cost of the Mandatory Redemption, immediately before the Conversion. The Shares it purchases will become an interest in the QP Fund. See Proposal 4.

Liquidation. If the Conversion is not completed, the Board expects to dissolve the Fund and transfer its assets to a liquidating trust for the benefit of shareholders. No shareholder vote is required. See “Liquidation If the Conversion Is Not Completed.”

Regulatory approvals. The SEC deregistration order is the only regulatory approval required. The Fund will also make filings with the Delaware Secretary of State and the Parallel Funds will file notices under Regulation D and state law. See “Description of the Transaction—Regulatory Approvals.”

Tax consequences. The Conversion and the Mandatory Redemption are expected to be taxable to shareholders. See “Certain Federal Income Tax Consequences.”

Appraisal rights. Shareholders have no dissenters’ or appraisal rights. See “Voting Information—Dissenters’ Rights.”

Interests of the Adviser. The Adviser and its affiliates have interests in the transaction that differ from those of other shareholders, including continuing to manage the portfolio for an all-in fee. See “Interests of Certain Persons in the Proposals.”

Board recommendation and vote required. The Board, including all of the Independent Trustees, unanimously recommends that you vote FOR each proposal. Each proposal requires a Majority Shareholder Vote (as defined under “Voting Information—Required Vote”), and each of Proposals 2, 3, and 4 is conditioned on approval of each of Proposals 1, 2, 3, and 4. Proposal 1 is not conditioned on any other proposal. See “Voting Information.”

SUMMARY OF PROPOSALS

Proposal	Shareholders entitled to vote
1. Approval of the elimination of the Fund’s fundamental policy to make quarterly repurchase offers, effective immediately upon shareholder approval	All shareholders, voting together
2. Approval of the Conversion of the Fund into two parallel private funds, the QP Fund and the Accredited Fund, and the exchange of remaining shareholders’ Shares for interests in the QP Fund or the Accredited Fund	All shareholders, voting together

Proposal	Shareholders entitled to vote
3. Approval of a change in the nature of the Fund’s business so that it ceases to be a registered investment company, and the Deregistration of the Fund	All shareholders, voting together
4. Approval of the Mandatory Redemption of the Shares of Non-Qualifying Shareholders	All shareholders, voting together

Each of Proposals 2, 3, and 4 is conditioned on shareholder approval of each of Proposals 1, 2, 3, and 4. If any of those proposals is not approved, none of Proposals 2, 3, and 4 will be implemented. Proposal 1 is not conditioned on the approval of any other proposal and, if approved, will take effect immediately.

BACKGROUND AND BOARD CONSIDERATIONS

Background

The Fund commenced operations on October 3, 2024, when 908 Investments LLC, a private fund managed by the Adviser, reorganized into the Fund. The Fund was registered to offer exposure to venture capital investments to a broad range of investors, and it operates as an interval fund, offering to repurchase at least 5% of its outstanding Shares each quarter.

The Fund has not grown as anticipated. The Fund began with approximately $37.0 million in net assets. Through October 30, 2026, investors purchased approximately $8.4 million of Shares, and the Fund repurchased approximately $5.0 million of Shares in 8 quarterly repurchase offers, paying every repurchase request in full. As of October 30, 2026, the Fund had approximately $40.5 million in net assets held by approximately [349] shareholders in [355] accounts, and its portfolio consisted of investments in 89 active private companies. Because the Fund’s fixed costs are high relative to its assets, the Adviser has waived fees and reimbursed expenses under an expense limitation agreement to limit the Fund’s total annual operating expenses to 2.65% of average net assets. Following the Board’s special meeting on October 30, 2026, the Fund closed to new investors, effective November 4, 2026. Existing shareholders may continue to purchase Shares.

Board Considerations

At a special meeting held on October 30, 2026 and a regular meeting on November 20, 2026, the Board, including all of the Trustees who are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Trustees”), considered the Adviser’s recommendation that the Fund convert into a private fund and that the Fund eliminate its fundamental repurchase policy. The Board reviewed the Adviser’s recommendation and supporting materials, asked it questions, and considered the alternatives available to the Fund. The Independent Trustees were advised by independent legal counsel and met separately with counsel. Following its review, the Board, including all of the Independent Trustees, agreed with the Adviser’s recommendation and unanimously (i) approved, each subject to shareholder approval, the Plan of Conversion and Division (the “Plan of Conversion”), the Deregistration, the Mandatory Redemption and the Adviser’s purchase of Shares to fund it, and the elimination of the Fund’s fundamental repurchase policy; (ii) approved the forms of limited liability company agreement of the Parallel Funds, the nominee agreement between the Parallel Funds, the memorandum of understanding with the Adviser relating to its purchase of Shares, the principal terms of the plan of liquidation described under “Liquidation If the Conversion Is Not Completed,” and this Proxy Statement; (iii) determined that each of these matters is in the best interests of the Fund and its shareholders; and (iv) recommended that shareholders approve each proposal. In reaching these conclusions, the Board considered, among other things:

▪	Sustainability as a registered fund. The Fund has not reached the size needed to cover the fixed costs of a registered fund, and the Board does not expect that to change. The Board noted that the Fund’s current expense level depends on the Adviser’s fee waivers and expense reimbursements under the expense limitation agreement, which the Adviser is not obligated to continue after its current term.

▪	Liquidity mismatch. The Fund’s investments in early-stage private companies and the limited size of its portfolio have prevented the Fund from realizing liquidity events on a quarterly basis. To meet its quarterly repurchase obligations, the Fund must hold cash and liquid securities rather than invest in its strategy, and a significant portion of the Fund’s repurchases has come from long-term investors who left before the end of their expected holding periods. The Board concluded that eliminating the Fund’s fundamental repurchase policy is in the best interests of the Fund and its shareholders whether or not the Conversion is approved.

▪	Continuity. Shareholders who remain will hold an interest in a private fund that owns a proportionate share of the same portfolio, managed by the same Adviser and investment team, under the same investment objective and valuation methodology.

▪	Lower expenses. The Adviser will charge an all-in fee of 1.90% of net asset value and pay all other operating expenses except taxes and extraordinary expenses, compared with total annual expenses of 2.83% today, with no performance fee or carried interest.

▪	Costs of the transaction. The Fund will bear the costs of the proxy solicitation. The Adviser will bear all costs of the Conversion, whether or not it is completed, and will fund the Parallel Funds’ costs of pursuing the litigation described under “CaryHealth Litigation,” with any recovery allocated entirely to investors.

▪	Treatment of shareholders who cannot remain. Shareholders who are not eligible to invest in a Parallel Fund will receive cash equal to the net asset value of their Shares, without a repurchase fee.

▪	Alternatives. The Board considered continuing to operate the Fund as a registered fund, liquidating the Fund (including through a liquidating trust), and seeking a successor adviser or merger partner. The Board noted that a liquidation could take seven to ten years or more because of the illiquid nature of the Fund’s portfolio, that the Fund would bear its expenses and litigation costs during that period, and that shareholders would receive distributions only as portfolio companies are sold. The Adviser informed the Board that no other adviser or fund had expressed interest in a transaction.

▪	Completion conditions and Adviser funding. The Fund expects to complete the Conversion if the Minimum Investor Condition described under “Conditions to the Conversion” is met, and the Board will decide whether to proceed if it is not. The Adviser has agreed to fund the Mandatory Redemption by purchasing Shares at net asset value, so that the Fund will not need to sell portfolio investments to pay redeemed shareholders. If the Conversion is not completed, the Board concluded that a liquidation through a liquidating trust would be the best available alternative.

▪	Loss of 1940 Act protections. After the Deregistration, shareholders who remain will no longer have the protections of the 1940 Act described under “Regulatory Effects of the Deregistration,” and the Parallel Funds will not have a board of trustees.

▪	Conflicts of interest. The Adviser and its affiliates have interests in the proposals that differ from those of other shareholders, as described under “Interests of Certain Persons in the Proposals.”

The Board did not assign relative weights to these factors, and individual Trustees may have weighed them differently.

DESCRIPTION OF THE TRANSACTION

Overview

If shareholders approve Proposals 1, 2, 3, and 4, the transaction will proceed in the following steps:

1.	Investor certification. The Fund will ask each shareholder to certify whether the shareholder is a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act or an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”), beginning with the mailing of this Proxy Statement and ending on January 22, 2027 (the “Certification Deadline”). A shareholder may establish its status as a qualified purchaser by its signed certification. Because the Parallel Funds will offer interests in reliance on Rule 506(c) under the 1933 Act, however, a shareholder’s own certification of accredited investor status will not be sufficient. Each shareholder, including a qualified purchaser, must also provide information that allows the Fund to verify the shareholder’s accredited investor status, such as a written confirmation from the shareholder’s registered investment adviser, registered broker-dealer, licensed attorney, or certified public accountant, or financial documentation reviewed by the Adviser, which will act as the Fund’s verification agent at its own expense. The Adviser will also coordinate delivery of the certification materials to shareholders who hold Shares through a broker-dealer or other financial intermediary. A shareholder who does not provide a completed certification and the required verification information by the Certification Deadline will be treated as a Non-Qualifying Shareholder (as defined under Proposal 4). The certification form will also allow a shareholder whose account is below the applicable minimum account balance to elect to make a top-up contribution. See “Proposal 4—Minimum Account Balance and Top-Up Contributions.”

2.	Deregistration application. The Fund will apply to the SEC for an order under Section 8(f) of the 1940 Act declaring that the Fund has ceased to be an investment company.

3.	Conversion and Mandatory Redemption. On or about the date the SEC issues the deregistration order (the “Conversion Date”), which the Fund expects to be no later than March 31, 2027, the Adviser will purchase Shares to fund the Mandatory Redemption, the Fund will redeem the Shares of Non-Qualifying Shareholders, and the Fund will convert into two parallel private funds, and the Shares of all remaining shareholders will be exchanged for interests in one of them.

Conditions to the Conversion

The Conversion will occur only if (i) shareholders approve Proposals 1, 2, 3, and 4; (ii) the SEC issues the deregistration order; (iii) the investor certification process is complete; (iv) no more than 100 beneficial owners who are accredited investors but not qualified purchasers (or 250, if the Accredited Fund qualifies as a “qualifying venture capital fund”) will be admitted to the Accredited Fund; (v) the Adviser executes the limited liability company agreements of the Parallel Funds and confirms that it is prepared to fund its purchase of Shares described under Proposal 4 (the “Adviser Purchase”) in full; (vi) no court order prohibits the Conversion; and (vii) the Fund receives tax advice satisfactory to the Board. Only condition (vii) may be waived. In addition, the Fund expects to complete the Conversion if the Minimum Investor Condition is met, that is, if at least 100 shareholders are certified as qualified purchasers who can remain in the QP Fund, counting beneficial owners and excluding the Adviser and its affiliates. The qualified purchaser count is the critical factor, because there is no limit on the number of investors in the QP Fund, while the Accredited Fund may admit no more than 100 accredited investors (or 250, if it qualifies as a “qualifying venture capital fund”). If the Minimum Investor Condition is not met, the Board, including a majority of the Independent Trustees, will decide whether to proceed, and may decide not to proceed if it determines that redeeming the remaining shareholders would not be in the best interests of the Fund and its shareholders. If the Conversion does not occur by March 31, 2027, the Plan of Conversion will terminate automatically, and the Board will implement the Liquidation.

Because the number of shareholders who will be certified as qualified purchasers is not yet known, the Fund cannot predict whether the Minimum Investor Condition will be met. The Fund will notify each shareholder of its classification and whether the Minimum Investor Condition has been met before the Conversion Date.

Structure After the Conversion

After the Conversion, the Fund’s portfolio will be held by two Delaware limited liability companies, each managed by the Adviser (the Parallel Funds):

Connetic Venture Capital Access Fund, LLC (the QP Fund), which will be the same legal entity as the Fund, will rely on the exclusion in Section 3(c)(7) of the 1940 Act, and will admit only qualified purchasers, with no limit on the number of investors; and

Connetic Venture Capital Access Fund II, LLC (the Accredited Fund), a new limited liability company that will rely on the exclusion in Section 3(c)(1) of the 1940 Act and will admit only accredited investors, limited to no more than 100 beneficial owners (or, if the Adviser determines on the advice of counsel that the Accredited Fund qualifies as a “qualifying venture capital fund” under Section 3(c)(1)(C) of the 1940 Act, 250 beneficial owners).

Each Parallel Fund will own a proportionate share of each of the Fund’s investments, based on the aggregate net asset value of the Shares exchanged for interests in that Parallel Fund. After the Conversion, the Parallel Funds will generally make new investments side by side in proportion to their net assets, and will generally sell investments at the same time and on the same terms, under allocation policies adopted by the Adviser. Each Parallel Fund will be a separate entity, and neither will be liable for the obligations of the other.

The Plan of Conversion

The Board has approved the Plan of Conversion, a form of which is attached as Exhibit A. Under the Plan of Conversion, on the Conversion Date:

1.	the Adviser will purchase Shares at the Conversion NAV in an amount equal to the cost of the Mandatory Redemption, and the Fund will redeem the Shares of Non-Qualifying Shareholders under Proposal 4;

2.	the Fund will file a certificate of conversion and a certificate of formation with the Secretary of State of the State of Delaware and convert from a Delaware statutory trust into a Delaware limited liability company under Section 3821 of the Delaware Statutory Trust Act;

3.	immediately after the conversion, the limited liability company will divide into the QP Fund and the Accredited Fund under Section 18-217 of the Delaware Limited Liability Company Act (the “Division”). The Division will allocate to the Accredited Fund a pro rata share of each portfolio investment and of the Fund’s cash, other assets, and liabilities, in proportion to the aggregate net asset value of the Shares held by the shareholders who will become members of the Accredited Fund, and will allocate the remainder to the QP Fund; and

4.	each shareholder other than a Non-Qualifying Shareholder will receive a membership interest in the QP Fund or the Accredited Fund, as applicable, with a value equal to the net asset value of the shareholder’s Shares as of the close of business on the business day before the Conversion Date (the “Valuation Date,” and that net asset value, the “Conversion NAV”).

Under Section 3821 of the Delaware Statutory Trust Act, the converted limited liability company will be the same legal entity as the Fund, and the QP Fund will continue as that entity after the Division. The Fund’s rights and obligations, including its rights as a party to pending litigation, will continue as rights and obligations of the QP Fund, except to the extent allocated to the Accredited Fund in the Division.

The QP Fund will remain the party to the CaryHealth litigation, and the Accredited Fund will receive a contractual right to its pro rata share of any net recovery.

Interests in the Parallel Funds will not be registered under the 1933 Act. This Proxy Statement is not an offer to sell, or a solicitation of an offer to buy, interests in either Parallel Fund. Interests in the Parallel Funds will be offered only to eligible investors through a confidential private offering memorandum.

Principal Terms of the Parallel Funds

Each Parallel Fund will be governed by a limited liability company agreement. The two agreements will have substantially the same terms, except for the eligibility requirements for investors. The principal terms are:

1.	Management. The Adviser will serve as the investment adviser and manager of each Parallel Fund. Neither Parallel Fund will have a board of trustees or directors. The Adviser will owe each Parallel Fund fiduciary duties of care and loyalty, investors may remove the Adviser as manager for cause by majority vote, and investors may remove the Adviser or dissolve a Parallel Fund if Brad Zapp ceases to be substantially involved in its management. The Adviser is overseen by its own board, which includes independent members. The Adviser may transfer its role as manager, without a vote of investors, to an affiliate on 60 days’ notice, if the fee and other terms do not change. If the transfer would be an “assignment” under the Investment Advisers Act of 1940, investors may block it by majority vote during the notice period.

2.	Investment objective and strategy. Each Parallel Fund’s investment objective will remain long-term capital appreciation primarily through an actively managed portfolio of private venture capital investments.

3.	Fees and expenses. Each Parallel Fund will pay the Adviser an all-in fee at the annual rate of 1.90% of its net asset value. The Adviser will pay all other operating expenses of the Parallel Funds except taxes and extraordinary expenses, including administration, audit, legal, and organizational expenses. There will be no performance fee or carried interest, and the fee may not be increased without the approval of a majority in interest of the investors in each Parallel Fund.

4.	Valuation and reporting. Each Parallel Fund will value its investments using the Fund’s current fair value methodology, will calculate net asset value daily, and will report net asset value to investors quarterly. Investors will receive audited annual financial statements.

5.	Liquidity. The Adviser will have discretion to cause each Parallel Fund to make periodic tender offers in amounts and on terms it determines, but neither Parallel Fund will be required to do so. Interests may not be transferred without the Adviser’s consent, which may not be unreasonably withheld for transfers to eligible investors. The Adviser may approve sales of interests by members to other members or eligible investors at prices they agree, but will not receive any compensation for doing so. Each tender offer will be made to investors in both Parallel Funds simultaneously and on the same terms, and the Adviser and its affiliates may not tender unless all other tenders are accepted in full.

6.	New investments. Each Parallel Fund may offer interests to new and existing eligible investors, generally with a minimum investment of $20,000, which the Adviser may waive.

7.	Allocation. The Parallel Funds will make new investments and dispose of investments side by side, pro rata in proportion to their net asset values. An investor in the Accredited Fund who later becomes a qualified purchaser may move its investment to the QP Fund at net asset value.

8.	Tax status. Each Parallel Fund is expected to be treated as a partnership for federal income tax purposes, and investors will receive Schedules K-1.

The descriptions of the Plan of Conversion and the limited liability company agreements in this Proxy Statement are summaries. Shareholders should read the Plan of Conversion attached as Exhibit A and the forms of limited liability company agreement of the QP Fund and the Accredited Fund attached as Exhibits B-1 and B-2.

Fees and Expenses

The following table compares the fees and expenses that you bear as a shareholder of the Fund with the fees and expenses that you would bear as a member of a Parallel Fund after the Conversion. The Fund’s figures are based on its fiscal year ended March 31, 2026. The pro forma figures reflect the 1.90% all-in fee and the Adviser’s agreement to pay all other operating expenses of the Parallel Funds except taxes and extraordinarycash thxexpenses.

	Fund	Pro Forma Parallel Funds
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)[1]	2.00%	None
Annual Expenses (as a percentage of average net assets attributable to Shares)
Management Fees	1.90%	1.90%
Shareholder Services Fees	0.15%	None
Other Expenses	1.23%	0.00%
Acquired Fund Fees and Expenses[2]	0.03%	0.00%
Total Annual Fund Operating Expenses	3.31%	1.90%
Less Fee Waiver and/or Expense Limitation[3]	0.48%	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	2.83%	1.90%

(1)	A 2.00% early repurchase fee payable to the Fund applies to Shares tendered to and repurchased by the Fund within the first 365 days the shareholder held the shares. Shares held for over 365 days are not subject to any repurchase fee.

(2)	The Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct Operating Expenses incurred by the Fund.

(3)	The Adviser has contractually agreed to waive its management fee and reimburse Fund expenses to the extent necessary so that the Fund’s total annual Operating Expenses (which exclude any taxes, interest, shareholder services fees pursuant to a shareholder services plan, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) do not exceed 2.65% of the Fund’s average daily net assets attributable to Class I Shares. The Adviser is entitled to seek reimbursement from the Fund of management fees waived and Fund expenses paid or reimbursed by the Adviser for a period ending three years after such waiver, payment, or reimbursement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and the Fund expenses were paid or reimbursed, or any expense limitation in place at the time the Fund would repay the Adviser, whichever is lower. Unless the Board approves its earlier termination, this contractual expense limitation will remain in effect through July 31, 2027.

Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Each example assumes that you invest $1,000 in the Fund’s Shares, that your investment has a 5% annual return, and that all Fund dividends and distributions are reinvested in the Fund at NAV. Each example also assumes that the Fund’s Operating Expenses (as described and estimated above) remain the same, except that (i) each example considers the expense waiver and reimbursement described above through July 31, 2027, and (ii) each example reflects the reduction of Operating Expenses upon completion of recognition of organization and initial offering expenses.

Although your actual costs may be higher or lower, based on these assumptions and assuming you hold all of your Shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund (held)	$29	$97	$169	$357
Fund (redeemed)	$49	$97	$169	$357
Parallel Funds (held or redeemed)	$19	$60	$103	$222

Comparison of the Fund Before and After the Conversion

Feature	The Fund today	After the Conversion
Legal form	Delaware statutory trust registered under the 1940 Act and the 1933 Act	Two parallel Delaware limited liability companies (the QP Fund and the Accredited Fund); not registered
Governance	Board of four Trustees, three of whom are Independent Trustees	Managed by the Adviser; no board; the Adviser owes fiduciary duties and is removable for cause by majority vote

Feature	The Fund today	After the Conversion
Adviser and portfolio	Connetic Ventures; 159 positions in 89 active companies (as of September 30, 2026)	Same Adviser; each Parallel Fund owns a proportionate share of the same portfolio
Investment objective	Long-term capital appreciation through private venture capital investments	Unchanged
Fees and expenses	Management fee of 1.90%; total annual operating expenses of 2.83% after the expense limitation	1.90% all-in fee; the Adviser pays all other operating expenses except taxes and extraordinary expenses; no performance fee
Valuation	Fair value procedures under Rule 2a-5; NAV calculated daily	Same methodology; NAV calculated daily and reported quarterly
Liquidity	Required quarterly repurchase offers of at least 5% of Shares under Rule 23c-3	Periodic tender offers at the Adviser’s discretion; transfers require the Adviser’s consent
Eligible investors	Any investor; $2,500 minimum	Qualified purchasers (QP Fund) or up to 100 accredited investors, or 250 if it qualifies as a “qualifying venture capital fund” (Accredited Fund); $20,000 minimum for new investments
Regulation and reporting	Subject to the 1940 Act; files Forms N-CSR, N-PORT, and N-CEN; registration statement updated annually	Not subject to the 1940 Act; each Parallel Fund files Form D and the Adviser expects to withdraw its SEC registration and to register with, or rely on an exemption from registration in, Kentucky and any other applicable state
Tax treatment	Regulated investment company; Forms 1099	Partnership; Schedules K-1

Regulatory Effects of the Deregistration

As a registered investment company, the Fund is subject to the 1940 Act, which, among other things: (i) requires that at least 40% of the Board (and, for funds relying on certain exemptive rules, a majority) be Independent Trustees; (ii) requires shareholder approval of the Fund’s investment advisory agreement and annual review of that agreement by the Board, including the Independent Trustees; (iii) prohibits most transactions between the Fund and its affiliates without SEC exemptive relief; (iv) limits the Fund’s borrowing and issuance of senior securities; (v) requires the Fund to value its assets at market value or fair value as determined under Rule 2a-5; (vi) requires the Fund to make periodic repurchase offers under its fundamental policy; (vii) prohibits changes to the Fund’s fundamental investment policies and the nature of its business without shareholder approval; (viii) requires custody of the Fund’s assets by a qualified custodian and a fidelity bond; (ix) requires a compliance program overseen by a chief compliance officer who reports to the Board; and (x) requires periodic reports to shareholders and the SEC.

After the Deregistration, the Parallel Funds will not be subject to these requirements, and investors will not have these protections. After the Conversion, the Adviser expects to withdraw its registration with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”), to report to the SEC as an exempt reporting adviser, and to register with, or rely on an exemption from registration in, Kentucky and any other applicable state, as described under “Interests of Certain Persons in the Proposals.” The Adviser will remain subject to the Advisers Act’s fiduciary duty and antifraud provisions, and investors will continue to have the protection of the antifraud provisions of the federal securities laws.

CaryHealth Litigation

The Fund’s investment in CaryRx, Inc. (dba CaryHealth), which represented approximately 16% of the Fund’s net assets as of September 30, 2026, is the subject of pending litigation. If the Conversion is completed, the Adviser has agreed to pay the Parallel Funds’ costs of pursuing the litigation, the QP Fund will remain the party to the litigation, the Accredited Fund will receive its pro rata share of any net recovery, and any net recovery will be distributed to the Parallel Funds’ investors within 30 days after receipt, without any fee to the Adviser. Shareholders whose Shares are redeemed in the Mandatory Redemption will not share in any recovery. If the proposals are not approved, the Fund will continue to bear its litigation costs.

Timeline

Date	Event
November 2, 2026	Record Date
December 18, 2026	Meeting
[January 22, 2027]	Certification Deadline
[January 29, 2027]	Deregistration application filed with the SEC (for the Conversion or, if the Conversion will not proceed, the Liquidation)
[On or about March 26, 2027]	Anticipated SEC deregistration order
No later than March 31, 2027	Conversion Date; Mandatory Redemption (or, if the Liquidation is implemented, transfer of the Fund’s assets to the liquidating trust)
Within ten business days after the Valuation Date	Payment of Mandatory Redemption proceeds

These dates are estimates. The Fund cannot predict when, or whether, the SEC will issue the deregistration order. If the order is delayed, the Conversion Date will be delayed.

Regulatory Approvals

The Conversion requires an order of the SEC under Section 8(f) of the 1940 Act declaring that the Fund has ceased to be an investment company. The Fund expects to file its application on or about [January 29, 2027]. If the Conversion will not proceed, the Fund expects to file its application for a deregistration order in connection with the Liquidation on the same schedule. The Fund will also file a certificate of conversion, a certificate of formation, and a certificate of division with the Secretary of State of the State of Delaware on the Conversion Date. Each Parallel Fund will file a notice on Form D with the SEC and any required notices with state securities regulators in connection with the issuance of its interests. The Adviser expects to withdraw its registration with the SEC, to file reports with the SEC as an exempt reporting adviser, and to register with, or rely on an exemption from registration in, Kentucky and any other applicable state. The Fund is not aware of any other federal or state regulatory requirement that must be complied with, or approval that must be obtained, in connection with the transaction.

Reports, Opinions, and Appraisals

The Board did not obtain a fairness opinion, appraisal, or other report from an outside party materially relating to the transaction. In approving the proposals, the Board reviewed materials prepared by the Adviser, including the Adviser’s analysis of the Fund’s expenses and alternatives, and received the advice of independent legal counsel to the Independent Trustees. The Fund’s portfolio investments are valued under the Board’s fair value procedures by the Adviser, as the Fund’s valuation designee under Rule 2a-5; those valuations are prepared in the ordinary course and were not prepared for the transaction.

Past Contacts, Transactions, and Negotiations

The Fund commenced operations on October 3, 2024, when 908 Investments LLC, a private fund managed by the Adviser, reorganized into the Fund. The Adviser has served as the Fund’s investment adviser since that date under an investment advisory agreement dated September 30, 2024 and an expense limitation agreement dated September 30, 2024. The Adviser first presented the Conversion to the Board at a special meeting on October 30, 2026. Other than as described in this Proxy Statement, there have been no negotiations, transactions, or material contacts during the past two years between the Fund and the Adviser or its affiliates concerning a merger, consolidation, acquisition, sale of a material amount of assets, or change in control of the Fund.

Financial Information

The Fund’s audited financial statements and financial highlights for the fiscal year ended March 31, 2026, and its unaudited financial statements for the six months ended September 30, 2026, are incorporated by reference into this Proxy Statement. See “Additional Information—Financial Statements and Incorporation by Reference.” Because the Parallel Funds will hold the Fund’s portfolio in the same proportions and will have no assets or operations before the Conversion, pro forma financial information is not presented.

PROPOSAL 1: APPROVAL OF THE ELIMINATION OF THE FUND’S FUNDAMENTAL REPURCHASE POLICY

As an interval fund, the Fund has adopted the following fundamental policy under Rule 23c-3 under the 1940 Act:

The Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value less any repurchase fee unless suspended or postponed per regulatory requirements. Each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th is not a business day.

Shareholders are being asked to approve the elimination of this policy, effective immediately upon shareholder approval at the Meeting. Proposal 1 is not conditioned on the approval of any other proposal. Under Section 13(a)(3) of the 1940 Act and Rule 23c-3, the policy may be changed only by a Majority Shareholder Vote.

Effect of the proposal. If shareholders approve Proposal 1, the policy will be eliminated immediately, and the Fund will not make any further quarterly repurchase offers, including the offer that would otherwise begin in January 2027. The Fund will not commence that offer before the Meeting. Shareholders will not be able to require the Fund to repurchase their Shares. If the Conversion is completed, the Parallel Funds will not be required to offer to repurchase interests, although the Adviser will have discretion to cause each to make periodic tender offers. If shareholders approve Proposal 1 but not the other proposals, the Board expects to implement the Liquidation, and the Fund will operate as a registered closed-end fund that is not an interval fund until the Liquidation is completed. If shareholders do not approve Proposal 1, the Fund will be required to continue making quarterly repurchase offers under the policy, and the Board will not proceed with the Conversion and will implement the Liquidation as promptly as practicable.

Board considerations. The Adviser recommended that the Fund eliminate the policy. The Board reviewed the recommendation and agreed with the Adviser that the Fund’s investments in early-stage private companies cannot be sold on a quarterly schedule, that meeting quarterly repurchase obligations requires the Fund to hold cash and liquid securities instead of investing in its strategy, and that continued repurchases at net asset value draw down the Fund’s liquid assets to the disadvantage of remaining shareholders. The Board determined that eliminating the policy is in the best interests of the Fund and its shareholders whether or not shareholders approve the other proposals.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE CONVERSION

Shareholders are being asked to approve the conversion of the Fund into the Parallel Funds under the Plan of Conversion, including the Division and the exchange of the Shares of remaining shareholders for interests in the QP Fund or the Accredited Fund, as described under “Description of the Transaction.”

Why shareholder approval is required. The Declaration of Trust does not specifically address the conversion of the Fund into another type of entity. Under Section 3821 of the Delaware Statutory Trust Act, a conversion must therefore be authorized in the manner Section 11.4 of the Declaration of Trust requires for a merger, namely, by approval of two-thirds of the Trustees and by a Majority Shareholder Vote. Because the Parallel Funds’ limited liability company agreements will replace the Declaration of Trust, the Conversion has also been approved by more than 80% of the Trustees, as required by Section 11.3 of the Declaration of Trust for changes to certain of its provisions, so that a Majority Shareholder Vote is also sufficient for that purpose.

The Plan of Conversion includes the plan of division for the Division. Approval of Proposal 2 will also constitute shareholder approval of the Division.

Effect of the Conversion. As a member of a Parallel Fund, you will have the rights provided in that Parallel Fund’s limited liability company agreement, which will differ from your rights as a shareholder of the Fund. Among other things, you will not have the right to elect the manager, you may remove the manager only for cause, your ability to transfer your interest will be restricted, and you will have no right to require your Parallel Fund to repurchase your interest. You will not have dissenters’ or appraisal rights in connection with the Conversion.

Basis of the exchange. On the Conversion Date, each Share held by a shareholder other than a Non-Qualifying Shareholder will be exchanged for a membership interest in the QP Fund or the Accredited Fund, as applicable, with an initial capital account equal to the Conversion NAV of that Share. As of the Record Date, 4,067,684.68 Shares were outstanding. The number of Shares that will be exchanged depends on the results of the investor certifications and the Mandatory Redemption. Interests in the Parallel Funds will not be certificated and will be recorded as capital accounts on each Parallel Fund’s books. The Fund has no dividends in arrears and no outstanding debt or other senior securities. The Shares are not listed on any exchange, and interests in the Parallel Funds will not be listed.

Comparison of the rights of Fund shareholders and Parallel Fund members. The following summarizes the material differences between your rights as a shareholder of the Fund under the Declaration of Trust, the Fund’s By-Laws, the Delaware Statutory Trust Act, and the 1940 Act, and your rights as a member of a Parallel Fund under its limited liability company agreement and the Delaware Limited Liability Company Act.

Governance. The Fund is governed by a Board of Trustees elected by shareholders, at least 40% of whom must be Independent Trustees under the 1940 Act. Each Parallel Fund will be managed solely by the Adviser as its manager. Members will not elect the manager, but members of both Parallel Funds, voting together and excluding the Adviser and its affiliates, may remove the Adviser for cause by a majority in interest and may admit a successor manager by the same vote. “Cause” includes fraud, willful misconduct, gross negligence, or bad faith; an uncured material breach of the limited liability company agreement; certain criminal and securities law violations; bankruptcy; and loss of required registration. The Adviser will owe each Parallel Fund fiduciary duties of care and loyalty, and if Brad Zapp ceases to be substantially involved, members may remove the Adviser or dissolve the Parallel Fund by majority vote. The Adviser may transfer its role as manager to an affiliate without a vote of members, as described under “Principal Terms of the Parallel Funds.”

Voting rights. Each Share has one vote, and shareholders vote on the election of Trustees, the investment advisory agreement, changes to fundamental policies, changes in the nature of the Fund’s business, and mergers, conversions, and similar transactions. Members of a Parallel Fund will vote on amendments to its limited liability company agreement, the removal of the Adviser for cause and the admission of a successor manager, increases in the management fee, mergers, conversions, and sales of all or substantially all assets, and dissolution. Most matters require a majority in interest of the members (excluding the Adviser and its affiliates); dissolution and amendments to the principal investor protections require two-thirds in interest; and changes that disproportionately and adversely affect a member’s economic rights require that member’s consent. Members holding [20]% of interests may call a meeting.

Amendment of governing documents. Under Section 11.3 of the Declaration of Trust, the Trustees may amend the Declaration of Trust without a shareholder vote except as to the provisions identified in that Section. The Adviser may amend a Parallel Fund’s limited liability company agreement without member consent only to cure ambiguities, reflect admissions and withdrawals of members, change the fund’s name or office, or comply with changes in law, and only if the amendment does not adversely affect members’ rights or economic interests, increase fees or expenses, or reduce investor protections. All other amendments require the consent of a majority in interest of the members (excluding the Adviser and its affiliates).

Investment adviser and fees. The Fund’s investment advisory agreement was approved by shareholders and must be approved annually by the Board, including the Independent Trustees, and may be terminated by the Board or shareholders on 60 days’ notice without penalty. The Adviser serves as manager of each Parallel Fund under its limited liability company agreement, which is not subject to annual approval. The 1.90% all-in fee may be increased only with the approval of a majority in interest of the members of each Parallel Fund (excluding the Adviser and its affiliates) and on 90 days’ notice. The Adviser is currently registered with the SEC under the Advisers Act. After the Conversion, the Adviser expects to report to the SEC as an exempt reporting adviser and to register with, or rely on an exemption from registration in, Kentucky and any other applicable state, and it will no longer be subject to the Advisers Act requirements that apply only to registered advisers. See “Interests of Certain Persons in the Proposals.”

Liquidity and transfer. Under its current fundamental policy and Rule 23c-3, the Fund must offer to repurchase at least 5% of its Shares each quarter; if shareholders approve Proposal 1, that obligation will end immediately. The Adviser will have discretion to cause each Parallel Fund to make periodic tender offers on terms it sets, but neither will be required to do so. Shares are transferable, subject to Section 6.9 of the Declaration of Trust; interests in a Parallel Fund may not be transferred without the Adviser’s consent, which may not be unreasonably withheld for transfers to eligible investors, and the Adviser may approve sales of interests to other members or eligible investors at prices they agree.

Distributions. The Fund distributes substantially all of its net investment income and net capital gains annually to maintain its status as a regulated investment company. Each Parallel Fund will make distributions at the Adviser’s discretion, except that net litigation recoveries will be distributed within 30 days after receipt and the Adviser will use commercially reasonable efforts to make annual tax distributions, and its income, gains, and losses will be allocated to members’ capital accounts and reported on Schedules K-1 whether or not distributed.

Liability and indemnification of management. The Trustees and officers of the Fund are indemnified by the Fund except for liabilities arising from willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties, consistent with Section 17(h) of the 1940 Act, and the Fund may not pay for conduct that would violate the 1940 Act. The Adviser, as manager of each Parallel Fund, will be exculpated and indemnified by that Parallel Fund except for fraud, willful misconduct, gross negligence, bad faith, knowing violations of law, material breaches of the agreement, and breaches of the duty of loyalty. The Adviser’s fiduciary duties of care and loyalty under Delaware law will not be eliminated, and members will not be required to return distributions to fund indemnification.

Reports. The Fund delivers audited annual and unaudited semi-annual reports to shareholders and files Forms N-CSR, N-PORT, and N-CEN with the SEC. Each Parallel Fund will deliver audited annual financial statements and quarterly net asset value reports to members and will not file reports with the SEC.

Dissolution. The Fund may be dissolved, and a plan of liquidation adopted, by not less than 75% of the Trustees under Section 11.2 of the Declaration of Trust, without a shareholder vote. A Parallel Fund may be dissolved by the Adviser on 90 days’ notice, by members holding two-thirds in interest (excluding the Adviser and its affiliates), or if the Adviser withdraws or is removed and no successor manager is admitted within 90 days. If a winding up of a Parallel Fund continues for more than seven years, the management fee will be reduced to 1.00% of net asset value.

Limited liability. Shareholders of the Fund and members of the Parallel Funds are not personally liable for the obligations of the Fund or the Parallel Funds, respectively, beyond their investment.

Reasons for and general effect of the exchange. The Board’s reasons for the Conversion are described under “Background and Board Considerations.” The general effect of the exchange on shareholders is that remaining shareholders will hold an unregistered interest in a private fund managed solely by the Adviser, without a board of trustees, the 1940 Act protections described under “Regulatory Effects of the Deregistration,” or the right to require periodic repurchases, in exchange for the lower all-in fee and the continuity of the portfolio described in this Proxy Statement.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: APPROVAL OF A CHANGE IN THE NATURE OF THE FUND’S BUSINESS AND THE DEREGISTRATION

Shareholders are being asked to approve a change in the nature of the Fund’s business so that it ceases to be a registered investment company, and the Fund’s deregistration under the 1940 Act.

Why shareholder approval is required. Section 13(a)(4) of the 1940 Act provides that a registered investment company may not change the nature of its business so as to cease to be an investment company unless authorized by a Majority Shareholder Vote. After the Conversion, the Parallel Funds will continue to invest in securities but will operate as private funds that rely on exclusions from the definition of investment company and are not registered under the 1940 Act. The Board has determined to seek shareholder approval of this change under Section 13(a)(4).

The deregistration process. If shareholders approve the proposals, the Fund will apply to the SEC for an order under Section 8(f) of the 1940 Act declaring that the Fund has ceased to be an investment company. The SEC may request additional information or amendments to the application and may, on its own motion or at the request of an interested person, order a hearing. There can be no assurance as to when, or whether, the SEC will issue the order.

After the Deregistration. The Fund will no longer file reports with the SEC under the 1940 Act, and the protections described under “Regulatory Effects of the Deregistration” will no longer apply.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: APPROVAL OF THE MANDATORY REDEMPTION OF NON-QUALIFYING SHAREHOLDERS AND THE RELATED ADVISER PURCHASE

Shareholders are being asked to approve the mandatory redemption, at net asset value, of the Shares of each Non-Qualifying Shareholder on the Conversion Date (the Mandatory Redemption), and the related Adviser Purchase described below.

Why the Mandatory Redemption is necessary. To operate as private funds, the QP Fund may admit only qualified purchasers, and the Accredited Fund may admit only accredited investors and may have no more than 100 beneficial owners (or 250, if the Accredited Fund qualifies as a “qualifying venture capital fund”). As of the Record Date, the Fund had approximately [349] shareholders holding [355] accounts, many of which are held through broker-dealers and other intermediaries. Shareholders who cannot be admitted to either Parallel Fund must therefore receive cash for their Shares.

Non-Qualifying Shareholders. A “Non-Qualifying Shareholder” is a shareholder who, as of the Conversion Date:

1.	is not an accredited investor;

2.	has not delivered a completed investor certification and the required verification information to the Fund by the Certification Deadline;

3.	does not meet the Minimum Account Balance for the Parallel Fund in which it would otherwise be admitted and has not elected and funded a Top-Up Contribution; or

4.	is an accredited investor but not a qualified purchaser and is not among the accredited investors admitted to the Accredited Fund. If more than 100 shareholders who are accredited investors but not qualified purchasers (or more than 250, if the Accredited Fund qualifies as a “qualifying venture capital fund”) remain after the Certification Deadline, the Fund will redeem the Shares of those shareholders with the smallest account balances, measured at net asset value as of the Certification Deadline (including any Top-Up Contribution), until no more than the maximum permitted remain. This limit does not apply to qualified purchasers, who may remain in the QP Fund regardless of the size of their accounts.

Minimum Account Balance and Top-Up Contributions. To limit the number of small accounts in the Parallel Funds and to keep the Accredited Fund within the limits that apply to it, each continuing shareholder must meet a minimum account balance of [$20,000] for the QP Fund and [$20,000] for the Accredited Fund (the “Minimum Account Balance”). The Minimum Account Balance is measured by the aggregate net asset value, as of the Record Date, of all Shares the shareholder beneficially owned on the Record Date, combining all of the shareholder’s accounts. The Fund will include in its certification materials each shareholder’s Record Date balance and any shortfall. A shareholder whose balance is below the applicable Minimum Account Balance may elect on its certification form to contribute cash equal to at least the shortfall (a “Top-Up Contribution”). Each Top-Up Contribution must be deposited in [an escrow account established by the Adviser] no later than [three] business days before the Valuation Date. It will be credited as an additional capital contribution to the shareholder’s interest in the applicable Parallel Fund immediately after the Conversion and will be returned without interest if the Conversion does not occur. The Accredited Fund will not accept Top-Up Contributions to the extent they would cause it to fail to qualify for the exclusion from the definition of investment company on which it relies. A shareholder that does not elect and fund a Top-Up Contribution by these deadlines will be a Non-Qualifying Shareholder.

Redemption price and payment. Each Non-Qualifying Shareholder will receive cash equal to the Conversion NAV of the shareholder’s Shares. No repurchase fee or early repurchase fee will apply. Payment will be made within ten business days after the Valuation Date, from the proceeds of the Adviser Purchase. Until payment, a redeemed shareholder will have the right to receive the redemption price as a creditor, will not be a member of either Parallel Fund, and will not share in any subsequent gains or losses. Any unpaid redemption obligation will remain with the QP Fund and will not be allocated to the Accredited Fund.

Amount of the Mandatory Redemption; Adviser Purchase. The cost of the Mandatory Redemption will depend on the results of the investor certifications and the number of shareholders whose Shares are redeemed. The Adviser has agreed, in a memorandum of understanding approved by all of the Trustees, to purchase, or to cause an affiliate that is a qualified purchaser to purchase, newly issued Shares at the Conversion NAV in an aggregate amount equal to the cost of the Mandatory Redemption. The Adviser Purchase will settle immediately before the Mandatory Redemption, so that the Fund will pay the redemption price from the purchase proceeds rather than by selling portfolio investments. The Shares purchased by the Adviser will become an interest in the QP Fund on the same terms as other Shares, and the Adviser will receive no fee or discount for the purchase. Except for the Adviser Purchase, neither the Adviser nor any other person is obligated to provide money to the Fund.

Why shareholder approval of the Adviser Purchase is sought. Wendal Inc., the parent of the Adviser, beneficially owns more than 5% of the outstanding Shares, so Wendal Inc. and its affiliates, including the Adviser, are “Principal Shareholders” under Section 11.7 of the Declaration of Trust. Section 11.7 requires the approval of 75% of the outstanding Shares for an issuance of Shares to a Principal Shareholder for cash, unless 80% of the Trustees approve a memorandum of understanding with the Principal Shareholder, in which case a Majority Shareholder Vote is sufficient. All of the Trustees approved the memorandum of understanding for the Adviser Purchase, and approval of Proposal 4 will constitute approval of the Adviser Purchase. The Adviser Purchase will increase the percentage of the QP Fund owned by the Adviser and its affiliates, as well as the assets on which the Adviser earns its fee. See “Interests of Certain Persons in the Proposals.”

Alternatives to the Mandatory Redemption. The Adviser, its affiliates, or other qualified purchaser investors may offer to purchase Shares from shareholders who would otherwise be Non-Qualifying Shareholders at net asset value, but none of them is obligated to do so.

Why shareholder approval is sought. Section 8.2 of the Declaration of Trust permits the Fund to redeem Shares at net asset value on terms established by the Trustees. Rule 23c-2 under the 1940 Act, however, generally requires a closed-end fund that redeems less than all of a class of its securities to do so by lot, pro rata, or in another manner the SEC approves. The Board is seeking shareholder approval of the Mandatory Redemption as part of the transaction that will result in the Deregistration.

Tax consequences. The Mandatory Redemption will be a taxable sale of Shares. See “Certain Federal Income Tax Consequences.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 4.

LIQUIDATION IF THE CONVERSION IS NOT COMPLETED

If the Conversion is not completed for any reason, including because (i) shareholders do not approve each of Proposals 1, 2, 3, and 4, (ii) the Board decides not to proceed when the Minimum Investor Condition is not met, or (iii) the Plan of Conversion otherwise is abandoned or terminates, the Board expects to liquidate the Fund as promptly as practicable under a plan of liquidation (the “Plan of Liquidation”). Shareholders are not being asked to vote on the Plan of Liquidation. It is described here so that shareholders understand the alternative to the Conversion.

No shareholder vote required. The 1940 Act does not require shareholder approval of a liquidation. Under Section 11.2 of the Declaration of Trust, the Board may dissolve the Fund and adopt a plan of liquidation by a vote of not less than 75% of the Trustees, and shareholders are not entitled to vote on the plan of liquidation or the termination of the Fund. [At its November 20, 2026 meeting, the Board determined, under Section 3.1 of the Declaration of Trust, that a transfer of the Fund’s assets to a liquidating trust for the pro rata benefit of shareholders would be a distribution of the Fund’s assets in kind to shareholders under Section 11.2(a)(iii) of the Declaration of Trust and would not require shareholder approval.]

Principal terms. Under the Plan of Liquidation: (i) the Board will dissolve the Fund under Section 11.2(a) of the Declaration of Trust; (ii) the Fund will transfer all of its assets, subject to all of its liabilities, to [Connetic VCAF Liquidating Trust], a [Delaware statutory trust] formed solely to liquidate those assets (the “Liquidating Trust”); (iii) each shareholder of record on the transfer date will receive units of beneficial interest in the Liquidating Trust in proportion to the shareholder’s Shares, and the Shares will be cancelled; (iv) units will not be transferable except by will, intestacy, or operation of law, and the Liquidating Trust will not repurchase units; (v) the Adviser will serve as liquidating trustee and manage the Liquidating Trust’s assets for an annual fee of 1.90% of net assets for the first seven years after the transfer and 1.00% of net assets thereafter, and will pay the Liquidating Trust’s operating expenses other than taxes and extraordinary expenses, with the objective of selling the assets in an orderly manner and distributing the net proceeds to unitholders, after paying expenses and establishing reserves, as investments are sold; (vi) the Liquidating Trust will terminate when all of its assets have been distributed, and in any event within [ten] years after the transfer, subject to extension if needed to complete an orderly liquidation; and (vii) the Fund will apply to the SEC to deregister under the 1940 Act. The Fund will notify shareholders before implementing the Plan of Liquidation. Whether the Fund proceeds with the Conversion or the Liquidation, it expects to file its deregistration application with the SEC on or about [January 29, 2027] and to complete the Conversion or the transfer of its assets to the Liquidating Trust no later than March 31, 2027.

Effect of the Plan of Liquidation. The Fund estimates that a liquidation could take seven to ten years or more, because the Liquidating Trust would generally hold each investment until it is sold or has a liquidity event, such as an acquisition or initial public offering. Unitholders would receive distributions only as investments are sold, would have no ability to sell or redeem their units, and would bear the Liquidating Trust’s fees, taxes, and extraordinary expenses. These fee and expense terms match the winding-up terms of the Parallel Funds’ limited liability company agreements. The Liquidating Trust would not make new investments, other than follow-on investments the liquidating trustee determines are necessary to protect the value of existing investments.

Tax consequences. The transfer of the Fund’s assets to the Liquidating Trust is expected to be a taxable event for shareholders. See “Certain Federal Income Tax Consequences.”

OTHER BUSINESS

The Board does not know of any other matters to be presented at the Meeting. If other matters properly come before the Meeting, the persons named as proxies will vote on those matters in their discretion.

CERTAIN RISKS OF THE TRANSACTION

▪	Loss of 1940 Act protections. Investors will no longer have the protections described under “Regulatory Effects of the Deregistration,” including an independent board, limits on transactions with affiliates, and required periodic repurchase offers.

▪	Reduced liquidity. The Parallel Funds will not be required to offer to repurchase interests, and interests may not be transferred without the Adviser’s consent. Although the Adviser may approve sales of interests to other eligible investors, there is no market for interests, and there is no assurance that a buyer will be found.

▪	Elimination of repurchase offers. If shareholders approve Proposal 1, the Fund will not make further quarterly repurchase offers, and shareholders will have no right to require the Fund to repurchase their Shares before the Conversion or, if the Conversion is not completed, thereafter.

▪	Completion conditions. If fewer than [100] shareholders are certified as qualified purchasers, the Board may decide not to proceed with the Conversion, and shareholders would instead receive distributions through the Liquidation over a period that the Fund estimates could take seven to ten years or more.

▪	Concentration of authority in the Adviser. The Adviser will make all decisions regarding the Parallel Funds, including decisions on the allocation of investments between them and decisions in which it has a conflict of interest.

▪	Exempt reporting adviser status. After the Conversion, the Adviser expects to withdraw its SEC registration and to register with, or rely on an exemption from registration in, Kentucky and any other applicable state. As an exempt reporting adviser, the Adviser would not be subject to the Advisers Act requirements that apply only to registered advisers, including the custody rule, the compliance program rule, the code of ethics rule, and the requirement to deliver a Form ADV brochure.

▪	Timing and completion. The Conversion depends on the SEC’s issuance of a deregistration order and on the completion of the Mandatory Redemption within the limits described above. There can be no assurance that the Conversion will be completed on the expected schedule or at all. The Board may abandon the Conversion at any time before the Conversion Date, even after shareholders approve the proposals.

▪	Liquidation. If the Conversion is not completed, the Fund is expected to be liquidated through a liquidating trust. Unitholders would have no liquidity, would receive distributions only as investments are sold, and could receive less than the Fund’s current net asset value.

▪	Adviser Purchase. The Adviser Purchase will increase the Adviser’s and its affiliates’ ownership of the QP Fund and the assets on which the Adviser earns its fee, which creates a conflict of interest.

▪	Tax. The Conversion and the Mandatory Redemption are expected to be taxable, and investors in the Parallel Funds will be subject to the more complex tax reporting that applies to partnerships, including Schedules K-1 that may be delivered after April 15.

▪	Investment risks. The risks of investing in the portfolio will not change. Venture capital investments are speculative and illiquid, and investors may lose all or part of their investment.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of certain U.S. federal income tax consequences for shareholders who are U.S. persons and hold Shares as capital assets. It does not address all tax consequences relevant to a particular shareholder, including tax-exempt and non-U.S. investors, investors subject to special rules, or any state, local, or non-U.S. tax consequences. Shareholders should consult their own tax advisers.

The Conversion. The Fund has elected to be treated as a regulated investment company. Because the Parallel Funds will be treated as partnerships, the Conversion is expected to be treated for federal income tax purposes as a liquidation of the Fund in which the Fund distributes its assets to shareholders, followed by the contribution of those assets by the remaining shareholders to the Parallel Funds. Each shareholder is expected to recognize gain or loss equal to the difference between the fair market value of the interest it receives (generally equal to the Conversion NAV of its Shares) and its tax basis in its Shares. A shareholder’s tax basis in its interest in a Parallel Fund, and the Parallel Fund’s tax basis in the assets it holds, are generally expected to equal their fair market value at the time of the Conversion. The Fund may also recognize gain or loss on its assets.

The Mandatory Redemption. A Non-Qualifying Shareholder will recognize gain or loss equal to the difference between the redemption proceeds and its tax basis in its Shares, and the redemption is generally expected to be treated as a sale or exchange of the Shares.

Ownership of Parallel Fund interests. Each Parallel Fund is expected to be treated as a partnership. Members will be taxed on their allocable share of each Parallel Fund’s income and gain, whether or not distributed, and will receive Schedules K-1, which may be delivered after April 15.

The Liquidation. If the Plan of Liquidation is implemented, the transfer of the Fund’s assets to the Liquidating Trust is expected to be treated as a taxable liquidation of the Fund, and the Liquidating Trust is expected to be treated as a grantor trust, so that unitholders will be treated as owning its assets directly.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSALS

The Adviser and certain of its affiliates have interests in the proposals that are different from, or in addition to, those of the Fund’s other shareholders:

1.	The Adviser will continue to manage the Parallel Funds and will receive an all-in fee of 1.90% of net asset value. The Adviser will no longer be subject to the 1940 Act’s requirements for advisory contracts with registered funds. The Fund’s expense limitation agreement will terminate on the Conversion Date, and the Adviser has agreed to waive its right to recoup any fees waived or expenses reimbursed under that agreement. After the Conversion, the Adviser expects to withdraw its registration with the SEC as an investment adviser, report to the SEC as an exempt reporting adviser under the Advisers Act, and register with, or rely on an exemption from registration in, Kentucky and any other applicable state. As a result, the Adviser would no longer be subject to the Advisers Act requirements that apply only to registered advisers, including the custody rule, the compliance program rule, the code of ethics rule, and the requirement to deliver a Form ADV brochure, which would reduce the Adviser’s compliance costs.

2.	The Adviser is wholly owned by Wendal Inc., which owned approximately 5.38% of the Fund’s outstanding Shares as of the Record Date and is expected to remain an investor through the QP Fund. The Adviser or Wendal Inc. will also purchase Shares in the Adviser Purchase, thereby increasing their ownership of the QP Fund and the assets on which the Adviser earns its fee.

3.	Brad Zapp, the President of the Fund and an Interested Trustee, is President and Portfolio Manager of the Adviser and owns 1.46% of the Fund’s outstanding Shares.

4.	The Independent Trustees will cease to serve upon the Fund’s conversion, and they will receive no compensation in connection with the transaction other than their compensation as Trustees through the Conversion Date.

The Independent Trustees were aware of these interests and considered them in approving the proposals.

VOTING INFORMATION

Record Date and Voting Securities

As of the Record Date, there were 4,067,684.68 Shares of the Fund outstanding. Each whole Share is entitled to one vote, and each fractional Share to a proportionate fractional vote. There is no cumulative voting.

Required Vote

Each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act (a “Majority Shareholder Vote”), which means the lesser of (i) 67% or more of the Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares. Each of Proposals 2, 3, and 4 is conditioned on the approval of each of Proposals 1, 2, 3, and 4. Proposal 1 is not conditioned on the approval of any other proposal. Because more than 80% of the Trustees approved Proposals 2 and 4, a Majority Shareholder Vote is sufficient for each of them under Sections 11.3 and 11.7 of the Declaration of Trust.

Quorum, Abstentions, and Broker Non-Votes

The presence in person or by proxy of the holders of a majority of the Shares entitled to vote constitutes a quorum. Abstentions will be counted as present for purposes of determining a quorum and will have the effect of a vote against each proposal. Because each proposal is a non-routine matter, brokers, banks, and other nominees may not vote Shares without instructions from the beneficial owner, and the Fund does not expect any “broker non-votes.” Shares for which no voting instructions are received will not be counted as present.

Adjournment

If a quorum is not present, or if sufficient votes to approve the proposals have not been received, the chair of the Meeting or the persons named as proxies may adjourn the Meeting to permit further solicitation of proxies. The Meeting may be adjourned to a date not more than 120 days after the Record Date without further notice.

Revocation of Proxies

You may revoke your proxy at any time before it is voted by (i) delivering a written revocation to the Secretary of the Fund, (ii) submitting a later-dated proxy by mail, internet, or telephone, or (iii) attending the Meeting and voting in person. Attendance at the Meeting will not by itself revoke a proxy. If you hold Shares through a broker or other intermediary, follow its instructions to change your vote. Properly executed proxies that do not specify a choice will be voted FOR each proposal.

Dissenters’ Rights

Shareholders do not have dissenters’ or appraisal rights in connection with the proposals under Delaware law or the Declaration of Trust.

Solicitation of Proxies

Proxies are being solicited by the Board. In addition to solicitation by mail, officers of the Fund and employees of the Adviser may solicit proxies in person, by telephone, or electronically, without additional compensation. The Fund has engaged EQ Fund Solutions to assist in the solicitation for an estimated fee of $[16,000] plus expenses. The Fund will bear all costs of the solicitation.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Trustees and officers of the Fund beneficially owned the following Shares:

Trustee/Officer	Percent of Outstanding Shares
Brad Zapp, Interested Trustee	1.46%*
David Hyland, Independent Trustee	**
Todd Foley, Independent Trustee	**
Anthony Schweier, Independent Trustee	**
Chris Hjelm, Vice President	**
Kyle Schlotman, Assistant Treasurer	1.35%*
Rob Silva, Treasurer and Principal Financial Officer	None
Danielle Kulp, Secretary	None
Matthew Swendiman, Chief Compliance Officer	None
All Trustees and officers as a group (9 persons)	3.60%

* A portion of Messrs. Zapp, Schlotman, and Hjelm’s ownership of shares includes shares beneficially owned through Wendal Inc.

** Less than 1%.

As of the Record Date, the following persons owned of record or were known by the Fund to own beneficially 5% or more of the outstanding Shares:

Name and Address	Number of Shares	Percent of Outstanding Shares
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	1,698,296.31	41.63%
St. Elizabeth Healthcare Long-Term Operating Fund, 1 Medical Village Dr., Ft. Mitchell, KY 41017	260,377.61	6.40%
Wendal Inc., 910 Madison Avenue, Covington, KY 41011	218,836.32	5.38%

ADDITIONAL INFORMATION

Service Providers

The Fund’s investment adviser is Connetic RIA LLC d/b/a Connetic Ventures, 910 Madison Avenue, Covington, Kentucky 41011. Gryphon 17, LLC d/b/a Trailmark Fund Solutions, LLC, 3000 Auburn Drive, Suite 410, Beachwood, Ohio 44122, serves as the Fund’s administrator, fund accountant, and transfer agent. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s principal underwriter. Fifth Third Bank, N.A., 38 Fountain Square Plaza, Cincinnati, Ohio 45202, serves as the Fund’s custodian.

Shareholder Proposals

The Fund does not hold annual meetings of shareholders. A shareholder who wishes to submit a proposal for a future meeting must send it to the Secretary of the Fund at 910 Madison Avenue, Covington, Kentucky 41011 within a reasonable time before the Fund begins to print and mail its proxy materials. If the Conversion is completed, the Fund will not hold further meetings of shareholders.

Financial Statements and Incorporation by Reference

The Fund’s audited financial statements and financial highlights for the fiscal year ended March 31, 2026, included in its annual report filed with the SEC on Form N-CSR on June 9, 2026, are incorporated by reference into this Proxy Statement. These reports are not being delivered with this Proxy Statement. The Fund will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request, a copy of any document incorporated by reference into this Proxy Statement, by first class mail or other equally prompt means within one business day of receipt of the request. Requests should be directed to the Fund at 910 Madison Avenue, Covington, Kentucky 41011, or by calling 844-434-6493. These documents are also available on the SEC’s website at www.sec.gov and at vcafx.com.

Independent Registered Public Accounting Firm

Crowe LLP, located at 225 West Wacker Drive, Suite 2600, Chicago, IL 60606-1224, serves as the Fund’s independent registered public accounting firm.

Delivery of Documents to Shareholders Sharing an Address

Only one copy of this Proxy Statement may be delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions. The Fund will promptly deliver a separate copy on request by calling 844-434-6493 or writing to the Fund at 910 Madison Avenue, Covington, Kentucky 41011. Shareholders sharing an address who are receiving multiple copies of proxy statements or shareholder reports and wish to receive a single copy in the future, or who are receiving a single copy and wish to receive separate copies, may notify the Fund at the same telephone number or address. If you hold Shares through a broker or other intermediary, contact that firm to change your delivery preference.

PLEASE VOTE BY INTERNET OR TELEPHONE, OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

EXHIBIT A

FORM OF PLAN OF CONVERSION AND DIVISION

This Plan of Conversion and Division (this “Plan”) is adopted as of [November 20], 2026, by Connetic Venture Capital Access Fund, a Delaware statutory trust (the “Trust”), acting through its Board of Trustees (the “Board”).

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company that operates as an interval fund under Rule 23c-3 under the 1940 Act, and Connetic RIA LLC d/b/a Connetic Ventures (the “Adviser”) serves as its investment adviser;

WHEREAS, the Board, including all of the Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has determined that it is in the best interests of the Trust and its shareholders (the “Shareholders”) for the Trust to (i) convert from a Delaware statutory trust into a Delaware limited liability company, (ii) immediately thereafter divide into two Delaware limited liability companies that will hold the Trust’s portfolio side by side and will operate as private funds excluded from the definition of investment company under Sections 3(c)(7) and 3(c)(1) of the 1940 Act, respectively, and (iii) cease to be a registered investment company, all on the terms of this Plan;

WHEREAS, the Board has approved this Plan by the vote of not less than 80% of the Trustees, which satisfies the Trustee approvals required by Sections 11.3(b), 11.4, and 11.7(d) of the Trust’s Amended and Restated Agreement and Declaration of Trust dated as of November 13, 2023 (the “Declaration of Trust”), and Section 3821 of the Delaware Statutory Trust Act, 12 Del. C. Section 3801 et seq. (the “DSTA”);

WHEREAS, the Board has directed that this Plan be submitted to the Shareholders for approval at a special meeting of Shareholders (the “Meeting”); and

WHEREAS, this Plan is intended to constitute the plan of conversion contemplated by Section 3821 of the DSTA and Section 18-214 of the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101 et seq. (the “LLC Act”), and, through Schedule A, the plan of division contemplated by Section 18-217 of the LLC Act;

NOW, THEREFORE, the Trust adopts this Plan as follows:

ARTICLE 1

DEFINITIONS

1.1 Defined Terms. Capitalized terms used and not otherwise defined in this Plan have the following meanings:

“Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act.

“Accredited Fund” means Connetic Venture Capital Access Fund II, LLC, a Delaware limited liability company to be formed in the Division as a “division company” under Section 18-217 of the LLC Act.

“Accredited Fund Investor Limit” means 100 beneficial owners, counted in accordance with Section 3(c)(1)(A) of the 1940 Act and the rules thereunder; provided that, if before the Determination Date the Board, on the advice of counsel, determines that the Accredited Fund will qualify as a “qualifying venture capital fund” under Section 3(c)(1)(C) of the 1940 Act as of the Closing Date, the Accredited Fund Investor Limit will be [250] beneficial owners.

“Accredited Fund LLC Agreement” means the Limited Liability Company Agreement of the Accredited Fund, in substantially the form attached to the Proxy Statement as Exhibit B-2.

“Adviser Purchase” has the meaning given in Section 5.1.

“Business Day” means any day on which the New York Stock Exchange is open for trading.

“Certification Deadline” means 5:00 p.m., Eastern Time, on [January 22], 2027, or such later date as the Board may determine and announce to Shareholders.

“Certification Package” means a completed and executed Investor Certification and Verification Form, in the form approved by the Board, together with the Verification Materials required by that form.

“Closing” means the consummation of the Transactions under Article 2, and “Closing Date” means the date on which the Closing occurs, which the Proxy Statement refers to as the “Conversion Date.”

“Commission” means the U.S. Securities and Exchange Commission.

“Continuing Shareholder” means each Shareholder other than a Non-Qualifying Shareholder, and includes the Adviser and its affiliates with respect to Shares acquired in the Adviser Purchase.

“Conversion” means the conversion of the Trust from a Delaware statutory trust into a Delaware limited liability company under Section 3821 of the DSTA and Section 18-214 of the LLC Act.

“Conversion NAV” means the net asset value per Share determined as of the close of regular trading on the New York Stock Exchange on the Valuation Date, calculated in accordance with the Trust’s valuation policies and procedures adopted under Rule 2a-5 under the 1940 Act, as in effect on the date of this Plan, and the then-current registration statement of the Trust.

“Determination Date” means the date, which shall be not more than [five] Business Days after the Certification Deadline, on which the Board (or a committee of the Independent Trustees) makes the determinations described in Section 3.5.

“Division” means the division of the Converted Company into the QP Fund and the Accredited Fund under Section 18-217 of the LLC Act in accordance with Schedule A.

“Converted Company” means Connetic Venture Capital Access Fund, LLC, a Delaware limited liability company, being the Trust as converted in the Conversion.

“Mandatory Redemption” has the meaning given in Section 4.1, and “Mandatory Redemption Amount” means the aggregate redemption price payable to all Non-Qualifying Shareholders under Section 4.2.

“Majority Shareholder Vote” has the meaning given in the Declaration of Trust.

“Minimum Account Balance” means [$20,000] for the QP Fund and [$20,000] for the Accredited Fund.

“Minimum Investor Condition” means that, as of the Determination Date, at least [100] beneficial owners of Shares have certified that they are Qualified Purchasers, have been verified as Accredited Investors, and will be admitted to the QP Fund, counted in accordance with Section 3.3 and excluding the Adviser and its affiliates. The number of Accredited Investors admitted to the Accredited Fund is not part of the Minimum Investor Condition.

“Non-Qualifying Shareholder” means a Shareholder described in Section 3.4.

“Outside Date” means [March 31, 2027].

“Parallel Funds” means the QP Fund and the Accredited Fund.

“Plan of Liquidation” means the plan of liquidation, including the transfer of the Trust’s assets, subject to its liabilities, to a liquidating trust for the pro rata benefit of the Shareholders, whose principal terms are described in the Proxy Statement under “Liquidation If the Conversion Is Not Completed,” to be adopted by the Board under Section 11.2 of the Declaration of Trust.

“Proxy Statement” means the definitive proxy statement of the Trust relating to the Meeting, as amended or supplemented.

“QP Fund” means the Converted Company following the Division, which will continue under the name Connetic Venture Capital Access Fund, LLC as the surviving “dividing company” under Section 18-217 of the LLC Act.

“QP Fund LLC Agreement” means the Limited Liability Company Agreement of the QP Fund, in substantially the form attached to the Proxy Statement as Exhibit B-1.

“Qualified Purchaser” means a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act and the rules thereunder, and includes a “knowledgeable employee” as defined in Rule 3c-5 under the 1940 Act.

“Record Date” means November 2, 2026, the record date for the Meeting.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of beneficial interest of the Trust.

“Top-Up Contribution” has the meaning given in Section 3.8.

“Transactions” means the Adviser Purchase, the Mandatory Redemption, the Conversion, the Division, and the issuance of membership interests in the Parallel Funds, in each case under this Plan.

“Valuation Date” means the last Business Day before the Closing Date.

“Verification Materials” means the information and documents that the Trust or its designated verification agent requires to take reasonable steps to verify that a Shareholder is an Accredited Investor under Rule 506(c)(2)(ii) of Regulation D.

1.2 Interpretation. References to Articles, Sections, and Schedules are to those of this Plan. “Including” means “including without limitation.” References to a statute or rule include any successor provision and any applicable guidance of the Commission or its staff.

ARTICLE 2

THE TRANSACTIONS

2.1 Sequence. Subject to the satisfaction of the conditions in Article 6, the Transactions will occur in the following order, each step being effective immediately after the preceding step:

(a) the Adviser Purchase will settle at the Conversion NAV as of the Valuation Date;

(b) at the close of business on the Valuation Date, the Trust will redeem the Shares of each Non-Qualifying Shareholder under Article 4;

(c) on the Closing Date, at the effective time stated in the certificate of conversion (the “Conversion Effective Time”), the Trust will convert into the Converted Company under Section 3821 of the DSTA and Section 18-214 of the LLC Act, and each Share held by a Continuing Shareholder will be converted into a limited liability company interest in the Converted Company with a capital account equal to the Conversion NAV of that Share;

(d) at the effective time stated in the certificate of division, which will be not later than [one minute] after the Conversion Effective Time (the “Division Effective Time”), the Converted Company will divide into the QP Fund and the Accredited Fund in accordance with Schedule A; and

(e) at the Division Effective Time, each Continuing Shareholder that is a Qualified Purchaser will continue as a member of the QP Fund, and each other Continuing Shareholder will cease to be a member of the QP Fund and will be admitted as a member of the Accredited Fund, in each case with the capital account described in Section 2.3.

2.2 Delaware Filings. On the Closing Date, the Trust or the Adviser, as authorized person, will file with the Secretary of State of the State of Delaware (a) a certificate of conversion and a certificate of formation of the Converted Company under Section 18-214 of the LLC Act, (b) any certificate required by Section 3821 of the DSTA to cancel the Trust’s certificate of trust, and (c) a certificate of division under Section 18-217 of the LLC Act, in each case in the form approved by the Board, and will take any other action required to make the Transactions effective under Delaware law.

2.3 Capital Accounts. Each Continuing Shareholder’s initial capital account in the QP Fund or the Accredited Fund, as applicable, will equal the number of Shares held by that Continuing Shareholder at the Conversion Effective Time multiplied by the Conversion NAV. No sales load, repurchase fee, or other charge will be imposed on the conversion or exchange of Shares. Interests in the Parallel Funds will not be certificated.

2.4 Same Entity. In accordance with Section 3821 of the DSTA and Section 18-214 of the LLC Act, the Converted Company will be the same entity as the Trust, the Conversion will not constitute a dissolution of the Trust, and all rights, privileges, powers, property, debts, liabilities, and duties of the Trust will remain vested in the Converted Company. Following the Division, the QP Fund will continue as the same entity, subject to the allocations to the Accredited Fund made in Schedule A.

2.5 Governing Documents. At the Conversion Effective Time, the QP Fund LLC Agreement will become the limited liability company agreement of the Converted Company, binding on every Continuing Shareholder as a member, and the Declaration of Trust and the Trust’s By-Laws will cease to govern the entity. Between the Conversion Effective Time and the Division Effective Time, every Continuing Shareholder will be a member of the Converted Company and the members’ approval of this Plan will constitute their approval of the Division. At the Division Effective Time, the Accredited Fund LLC Agreement will become the limited liability company agreement of the Accredited Fund, binding on every member admitted to the Accredited Fund.

ARTICLE 3

INVESTOR CERTIFICATION AND CLASSIFICATION

3.1 Certification Process. Beginning on or about the date the Proxy Statement is first mailed to Shareholders, the Trust will deliver to each Shareholder (directly or through the broker-dealer or other intermediary through which the Shareholder holds Shares) the Investor Certification and Verification Form. Each Shareholder that wishes to remain invested must deliver a complete Certification Package to the Trust or its designated verification agent by the Certification Deadline. The Adviser, as the Trust’s designated verification agent, will coordinate the delivery and collection of Certification Packages, including for Shareholders that hold Shares through a broker-dealer or other intermediary. The Trust will send at least two reminders to Shareholders that have not delivered a Certification Package before the Certification Deadline.

3.2 Verification. Because interests in the Parallel Funds will be offered in reliance on Rule 506(c) of Regulation D, a Shareholder’s self-certification of Accredited Investor status alone will not be sufficient. A Shareholder may establish its status as a Qualified Purchaser by its signed certification in the Certification Package, on which the Trust may rely unless it has reason to believe the certification is untrue. The Adviser, as the Trust’s designated verification agent, will review each Certification Package at its expense and determine whether the Shareholder has been verified as an Accredited Investor and whether the Trust has a reasonable belief that the Shareholder is a Qualified Purchaser. The Trust may request additional information from any Shareholder.

3.3 Beneficial Owners and Aggregation. For purposes of this Plan, Shares held through a broker-dealer, bank, or other nominee will be attributed to the beneficial owner, and all Shares beneficially owned by the same person through more than one account will be aggregated. Shares held through an individual retirement account will be attributed to the individual for whose benefit the account is maintained, unless counsel advises otherwise. The Board’s determinations under this Section 3.3 will be conclusive.

3.4 Non-Qualifying Shareholders. Each of the following Shareholders is a “Non-Qualifying Shareholder”:

(a) a Shareholder that has not been verified as an Accredited Investor by the Certification Deadline, including a Shareholder that did not deliver a complete Certification Package by that time;

(b) a Shareholder that is a verified Accredited Investor but not a Qualified Purchaser and is not selected for admission to the Accredited Fund under Section 3.5(b);

(c) a Shareholder that does not meet the Minimum Account Balance for the Parallel Fund in which it would otherwise be admitted and has not made a Top-Up Contribution in accordance with Section 3.8; and

(d) any other Shareholder whose admission to a Parallel Fund the Board determines, on the advice of counsel, would cause a Parallel Fund to fail to qualify for the exclusion from the definition of investment company on which it relies, or would violate applicable law.

3.5 Determinations. On the Determination Date, the Board (or a committee of the Independent Trustees) will:

(a) classify each Shareholder as a Qualified Purchaser, an Accredited Investor that is not a Qualified Purchaser, or a Non-Qualifying Shareholder;

(b) if the number of beneficial owners that are Accredited Investors but not Qualified Purchasers, and that are not Non-Qualifying Shareholders under Section 3.4(c), exceeds the Accredited Fund Investor Limit, select for admission to the Accredited Fund the beneficial owners with the largest aggregate account balances, measured at net asset value as of the Certification Deadline (including any Top-Up Contribution), up to the Accredited Fund Investor Limit, and treat the remaining beneficial owners in that category as Non-Qualifying Shareholders (ties will be resolved by lot);

(c) calculate the estimated Mandatory Redemption Amount, using the most recent net asset value per Share; and

(d) determine whether the Minimum Investor Condition and the condition in Section 6.1(d) are satisfied.

3.6 Notice to Shareholders. Within [five] Business Days after the Determination Date, the Trust will notify each Shareholder of its classification. A Shareholder classified as a Non-Qualifying Shareholder because of the Accredited Fund Investor Limit may, before the Valuation Date, deliver a signed certification that it is a Qualified Purchaser, in which case the Board will reclassify it.

3.7 Purchases After the Certification Deadline. Shares purchased after the Certification Deadline (other than in the Adviser Purchase) will be treated in the same manner as the purchaser’s other Shares, except that Shares acquired after the Record Date will not be counted in determining whether a Shareholder meets the Minimum Account Balance. The Trust will not accept purchase orders from Shareholders classified as Non-Qualifying Shareholders after the Determination Date.

3.8 Minimum Account Balance; Top-Up Contributions. (a) A Shareholder meets the Minimum Account Balance if the aggregate net asset value, as of the Record Date, of the Shares that it beneficially owned on the Record Date, aggregated under Section 3.3, is at least the Minimum Account Balance for the Parallel Fund in which it would otherwise be admitted. With the Investor Certification and Verification Form, the Trust will notify each Shareholder of its Record Date balance, as reflected in the records of the Trust or the Shareholder’s intermediary, and of any shortfall.

(b) A Shareholder that does not meet the applicable Minimum Account Balance may elect in its Certification Package, by the Certification Deadline, to contribute cash in an amount not less than the shortfall (a “Top-Up Contribution”). The Shareholder must deposit the Top-Up Contribution in [an escrow account established by the Adviser] not later than [three] Business Days before the Valuation Date. Immediately after the Division Effective Time, each Top-Up Contribution will be released to the applicable Parallel Fund and credited to the Shareholder’s capital account as an additional capital contribution under that Parallel Fund’s limited liability company agreement. If the Closing does not occur, each Top-Up Contribution will be returned promptly, without interest or deduction.

(c) The Accredited Fund will not accept Top-Up Contributions to the extent they would cause it to fail to qualify for the exclusion from the definition of investment company on which it relies, as determined by the Board on the advice of counsel. The Board’s determinations under this Section 3.8 will be conclusive.

ARTICLE 4

MANDATORY REDEMPTION

4.1 Redemption. Pursuant to Section 8.2 of the Declaration of Trust and the Shareholder approval obtained at the Meeting, the Trust will redeem all of the Shares held by each Non-Qualifying Shareholder as of the close of business on the Valuation Date (the “Mandatory Redemption”).

4.2 Redemption Price. The redemption price for each Share will be the Conversion NAV. No repurchase fee, early repurchase fee, or other charge will apply.

4.3 Payment. The Trust will pay the redemption price in cash, without interest, as promptly as practicable and in any event within [ten] Business Days after the Valuation Date. A Non-Qualifying Shareholder will have no rights in respect of redeemed Shares other than the right to receive the redemption price as a creditor of the Trust (and of the QP Fund as its successor), and will not be a member of either Parallel Fund. Any redemption price unpaid at the Division Effective Time will remain a liability of the QP Fund and will not be allocated to the Accredited Fund.

4.4 Source of Payment. The Trust will pay the Mandatory Redemption Amount from the proceeds of the Adviser Purchase and, to the extent the Board determines appropriate, the Trust’s other cash. The Trust will not sell portfolio investments to fund the Mandatory Redemption without the approval of the Board, including a majority of the Independent Trustees.

4.5 Unclaimed Amounts. Amounts payable to a Non-Qualifying Shareholder that remain unclaimed will be held by the QP Fund for the benefit of that Shareholder, without interest, and handled in accordance with applicable unclaimed property laws.

ARTICLE 5

ADVISER PURCHASE COMMITMENT

5.1 Commitment. The Adviser has agreed, in a memorandum of understanding approved by not less than 80% of the Trustees under Section 11.7(d) of the Declaration of Trust (the “Adviser MOU”), to purchase, or to cause one or more of its affiliates that are Qualified Purchasers to purchase, newly issued Shares at the Conversion NAV in an aggregate amount equal to the Mandatory Redemption Amount (the “Adviser Purchase”).

5.2 Settlement. The Adviser will deliver the purchase price in immediately available funds to the Trust’s custodian not later than [9:00 a.m.], Eastern Time, on the Business Day after the Valuation Date, for Shares priced at the Conversion NAV, and the Adviser Purchase will be treated as settled before the Mandatory Redemption for purposes of Section 2.1.

5.3 Treatment of Purchased Shares. Shares acquired in the Adviser Purchase will convert into interests in the QP Fund on the same basis as all other Shares. The Adviser and its affiliates will not receive any fee, discount, or other consideration for the Adviser Purchase.

5.4 Shareholder Approval. The Adviser Purchase is a transaction described in Section 11.7(c)(ii) of the Declaration of Trust because Wendal Inc., an affiliate of the Adviser, beneficially owns five percent or more of the outstanding Shares. Shareholder approval of the Mandatory Redemption at the Meeting includes approval of the Adviser Purchase by Majority Shareholder Vote, as required by Section 11.7(d)(i) of the Declaration of Trust.

5.5 No Other Obligation. Except for the Adviser Purchase, neither the Adviser nor any of its affiliates is obligated to provide funds to the Trust. The Adviser’s obligation under this Article 5 terminates if this Plan is abandoned.

ARTICLE 6

CONDITIONS TO CLOSING

6.1 Conditions. The Closing will occur only if each of the following conditions has been satisfied (or, as to the condition in Section 6.1(h) only, waived by the Board):

(a) the Shareholders have approved Proposals 1, 2, 3, and 4 described in the Proxy Statement (including the Adviser Purchase) at the Meeting by Majority Shareholder Vote;

(b) the Commission has issued an order under Section 8(f) of the 1940 Act declaring that the Trust has ceased to be an investment company, effective on or before the Closing Date;

(c) the Certification Deadline and the Determination Date have occurred;

(d) the number of beneficial owners to be admitted to the Accredited Fund does not exceed the Accredited Fund Investor Limit;

(e) the Minimum Investor Condition has been satisfied, or the Board has determined under Section 6.2 to proceed although it has not been satisfied, and the Adviser has confirmed in writing that it is prepared to fund the Adviser Purchase in full;

(f) the Adviser has executed the QP Fund LLC Agreement and the Accredited Fund LLC Agreement as manager;

(g) no order, injunction, or proceeding is in effect or pending that restrains or prohibits any of the Transactions; and

(h) the Trust has received advice of tax counsel or its independent registered public accounting firm, in form satisfactory to the Board, regarding the federal income tax treatment of the Transactions.

6.2 Minimum Investor Condition. If the Minimum Investor Condition is satisfied, the Trust will proceed with the Closing, subject to the other conditions in Section 6.1. If the Minimum Investor Condition is not satisfied, the Board, including a majority of the Independent Trustees, will determine whether to abandon this Plan under Section 7.1(a) or to proceed, and will proceed only if it determines that the Transactions remain in the best interests of the Trust and its Shareholders. The condition in Section 6.1(d) may not be waived.

6.3 Closing Date. The Closing will occur on a Business Day selected by the Board, not later than [ten] Business Days after the satisfaction of the conditions in Section 6.1, and in any event not later than the Outside Date.

ARTICLE 7

ABANDONMENT; LIQUIDATION

7.1 Abandonment. This Plan may be abandoned at any time before the Conversion Effective Time, whether before or after Shareholder approval:

(a) by the Board, including a majority of the Independent Trustees, if it determines that proceeding with the Transactions is no longer in the best interests of the Trust and its Shareholders; and

(b) automatically, without further action of the Board, if (i) the Shareholders do not approve each of Proposals 1, 2, 3, and 4 at the Meeting (including any adjournment), (ii) the Adviser does not confirm that it is prepared to fund the Adviser Purchase in full, or (iii) the Closing has not occurred by the Outside Date.

7.2 Effect of Abandonment. If this Plan is abandoned, (a) no Transaction will occur, (b) the Adviser MOU will terminate, (c) the Trust will notify Shareholders promptly, and (d) the Board expects to implement the Plan of Liquidation as described in Section 7.3.

7.3 Liquidation. If this Plan is abandoned, or if the Shareholders do not approve Proposal 1 described in the Proxy Statement, the Board expects to dissolve the Trust under Section 11.2(a) of the Declaration of Trust, to adopt and implement the Plan of Liquidation, under which the Trust’s assets, subject to its liabilities, will be distributed in kind to the Shareholders through a liquidating trust in accordance with Section 11.2(a)(iii) of the Declaration of Trust, and to apply to the Commission to deregister the Trust under the 1940 Act. If the Shareholders do not approve Proposal 1, the Board will not proceed with the Transactions and will implement the Plan of Liquidation as promptly as practicable. The Board expects to file the Trust’s deregistration application on or about [January 29, 2027] and to complete the transfer of the Trust’s assets to the liquidating trust no later than [March 31, 2027]. No Shareholder approval of the Plan of Liquidation is required. This Plan does not limit the Board’s authority under the Declaration of Trust or applicable law in connection with any liquidation.

ARTICLE 8

EFFECT ON TRUST ARRANGEMENTS

8.1 Trustees and Officers. At the Conversion Effective Time, each Trustee and officer of the Trust will cease to hold office, and the Adviser will become the manager of the Converted Company under the QP Fund LLC Agreement.

8.2 Service Agreements. As of the Conversion Effective Time, (a) the Investment Advisory Agreement between the Trust and the Adviser dated September 30, 2024 will terminate without penalty, and (b) the Trust’s distribution agreement, shareholder services plan, and any other agreement that the Board determines should terminate will terminate in accordance with their terms or by agreement of the parties. The Adviser will cause the QP Fund and the Accredited Fund to enter into or assume administration, custody, audit, and transfer agency arrangements appropriate for private funds, at the Adviser’s expense.

8.3 Expense Limitation Agreement; Waiver of Recoupment. The Expense Limitation Agreement between the Trust and the Adviser dated September 30, 2024 will terminate at the Conversion Effective Time. The Adviser irrevocably waives any right to recoup from the Trust, the Converted Company, or either Parallel Fund any fees waived or expenses paid or reimbursed under that agreement.

8.4 Trustee Indemnification; Insurance. The QP Fund will succeed to the Trust’s obligations to indemnify and advance expenses to current and former Trustees and officers under Section 5.2 of the Declaration of Trust with respect to acts or omissions occurring at or before the Conversion Effective Time, and those obligations will not be allocated to the Accredited Fund except as provided in Schedule A. Before the Closing, the Trust will obtain, at the Trust’s expense, run-off coverage under the Trust’s directors and officers/errors and omissions liability insurance policy for a period of not less than six years after the Closing Date, on terms no less favorable to the insured persons than the policy in effect on the date of this Plan.

8.5 Pending Litigation. The QP Fund will continue as the party to any pending litigation to which the Trust is a party, including litigation relating to CaryRx, Inc. (d/b/a CaryHealth). The Accredited Fund will receive the participation right described in Schedule A. The Adviser will bear all costs of pursuing that litigation after the Closing Date and will not charge the Management Fee (as defined in the QP Fund LLC Agreement and the Accredited Fund LLC Agreement) on any net recovery, and the Parallel Funds will distribute any net recovery to their members within 30 days after receipt.

8.6 Final Reports and Filings. The Trust will file all reports required by the 1940 Act, the Securities Act, and the Securities Exchange Act of 1934 through the Closing Date, and the Adviser will cause the QP Fund to file any final reports required after the Closing Date. The Adviser will cause each Parallel Fund to file a notice on Form D and any required state notices.

ARTICLE 9

TAX MATTERS

9.1 Intended Treatment. The Trust has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The parties intend that each Parallel Fund will be classified as a partnership for federal income tax purposes.

9.2 Final Return. The Trust will file a final federal income tax return as a regulated investment company for the taxable year ending on the Closing Date, and will deliver final Forms 1099 to Shareholders.

9.3 No Representation. No representation is made to any Shareholder about the tax consequences of the Transactions. Each Shareholder should consult its own tax adviser.

ARTICLE 10

EXPENSES

10.1 Proxy Costs. The Trust will bear the costs of preparing, printing, and mailing the Proxy Statement and soliciting proxies for the Meeting, whether or not the Transactions are completed.

10.2 Conversion Costs. The Adviser will bear all other costs of the Transactions, whether or not the Transactions are completed, including the costs of preparing this Plan, the QP Fund LLC Agreement, the Accredited Fund LLC Agreement, and the investor certification materials; investor verification services; the application under Section 8(f) of the 1940 Act; Delaware filing fees; Form D and state notice filings; the formation and organization of the Parallel Funds; and the costs of transferring records and assets to the Parallel Funds. The Trust will bear the cost of the insurance described in Section 8.4.

ARTICLE 11

GENERAL PROVISIONS

11.1 Amendment. The Board may amend this Plan at any time before the Conversion Effective Time, whether before or after Shareholder approval; provided that, after Shareholder approval, no amendment may (a) change the basis on which Continuing Shareholders receive interests in the Parallel Funds, (b) reduce the redemption price payable to Non-Qualifying Shareholders, (c) waive the condition in Section 6.1(d), or (d) otherwise materially and adversely affect the Shareholders, without further Shareholder approval.

11.2 Authority of Officers. The officers of the Trust, and the Adviser as authorized person, are authorized to execute and file all certificates and other documents, and to take all other actions, that they determine to be necessary or appropriate to carry out this Plan.

11.3 Governing Law. This Plan is governed by the laws of the State of Delaware, without regard to its conflict of laws principles, except to the extent the 1940 Act or other federal law applies.

11.4 No Third-Party Beneficiaries. Nothing in this Plan confers any rights on any person other than the Trust, the Converted Company, the Parallel Funds, and the Shareholders, except for the rights of current and former Trustees and officers under Section 8.4, which may be enforced by them.

11.5 Limitation of Liability. The obligations of the Trust under this Plan are not binding on any Trustee, officer, or Shareholder of the Trust personally, but bind only the Trust’s assets.

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its duly authorized officer as of the date first written above.

CONNETIC VENTURE CAPITAL ACCESS FUND

By:

Name:	Brad Zapp
Title:	President

Date:

Acknowledged and agreed as to Articles 5, 8, and 10:

CONNETIC RIA LLC D/B/A CONNETIC VENTURES

By:

Name:	[Name]

Title:	[Title]

Date:

SCHEDULE A

PLAN OF DIVISION

This Schedule A constitutes the plan of division of the Converted Company under Section 18-217 of the LLC Act. Capitalized terms have the meanings given in the Plan.

1. Dividing Company. The dividing company is Connetic Venture Capital Access Fund, LLC, a Delaware limited liability company (the Converted Company).

2. Division Companies. The division companies are (a) Connetic Venture Capital Access Fund, LLC, which will survive the Division as the QP Fund, and (b) Connetic Venture Capital Access Fund II, LLC, a new Delaware limited liability company, which will be the Accredited Fund.

3. Allocation Ratio. The “Allocation Ratio” is a fraction, the numerator of which is the aggregate capital accounts, as of the Conversion Effective Time, of the members to be admitted to the Accredited Fund, and the denominator of which is the aggregate capital accounts of all members of the Converted Company at that time.

4. Allocation of Assets. At the Division Effective Time, the following will be allocated to and vested in the Accredited Fund, and all other assets will remain with the QP Fund: (a) an undivided interest equal to the Allocation Ratio in each portfolio investment, or, where a pro rata interest is not transferable or practicable, the number of shares, units, or other interests of that investment that most closely approximates the Allocation Ratio without exceeding it, with any shortfall made up in cash; (b) cash and cash equivalents equal to the Allocation Ratio multiplied by the Converted Company’s cash and cash equivalents, adjusted for the shortfall described in clause (a); and (c) the Participation Right described in Paragraph 6. The Adviser will prepare a schedule identifying each asset allocated under this Paragraph 4, which will be maintained with the records of each Parallel Fund. Unless the Adviser determines to transfer record ownership, the QP Fund will hold the Accredited Fund’s allocated interest in each portfolio investment of record, as nominee for the Accredited Fund, under a nominee agreement between the Parallel Funds in the form approved by the Board, and the Accredited Fund will be the beneficial owner of that interest for all purposes.

5. Allocation of Liabilities. At the Division Effective Time, the Accredited Fund will be allocated a share of the Converted Company’s accrued and unpaid ordinary-course liabilities, including accrued Management Fees, equal to the Allocation Ratio. All other liabilities, including any unpaid Mandatory Redemption Amount and the indemnification obligations described in Section 8.4 of the Plan, will remain with the QP Fund. Each division company will be liable only for the liabilities allocated to it, to the fullest extent permitted by Section 18-217 of the LLC Act.

6. Litigation Participation Right. The QP Fund will retain all claims and rights in pending or future litigation arising from the Trust’s investment in CaryRx, Inc. (d/b/a CaryHealth) and any related matter (the “Retained Claims”). The Accredited Fund will have a contractual right (the “Participation Right”) to receive from the QP Fund a share, equal to the Allocation Ratio, of any net recovery on the Retained Claims, payable within [30] days after the QP Fund receives it. The Adviser will bear all costs of pursuing the Retained Claims.

7. Membership Interests. At the Division Effective Time, (a) each member of the Converted Company identified on the Determination Date as a Qualified Purchaser (including the Adviser and its affiliates) will continue as a member of the QP Fund with its full capital account, and (b) each other member will cease to be a member of the QP Fund and will be admitted as a member of the Accredited Fund with a capital account equal to its capital account in the Converted Company immediately before the Division Effective Time.

8. Manager. The Adviser will be the manager of each division company.

9. Limited Liability Company Agreements. The QP Fund will be governed by the QP Fund LLC Agreement, and the Accredited Fund will be governed by the Accredited Fund LLC Agreement, each effective at the Division Effective Time.

10. Name and Registered Agent of the New Division Company. The new division company will be named Connetic Venture Capital Access Fund II, LLC, and its registered office and registered agent in Delaware will be [The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801].

11. Certificate of Division. The certificate of division and the certificate of formation of the new division company will be filed with the Secretary of State of the State of Delaware on the Closing Date and will state the Division Effective Time.

12. Tax. The parties intend that the Division be treated as a division of a partnership under Treasury Regulations Section 1.708-1(d).

EXHIBIT B-1

FORM OF LIMITED LIABILITY COMPANY AGREEMENT OF THE QP FUND

This Limited Liability Company Agreement (this “Agreement”) of Connetic Venture Capital Access Fund, LLC, a Delaware limited liability company (the “Company”), is entered into and effective as of the Division Effective Time (as defined below) by Connetic RIA LLC d/b/a Connetic Ventures, a [Kentucky] limited liability company, as manager (the “Manager”), and each Person admitted as a member of the Company in accordance with this Agreement (each, a “Member”).

WITNESSETH:

WHEREAS, the Company was formerly Connetic Venture Capital Access Fund, a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end interval fund (the “Trust”), which converted into the Company under Section 3821 of the Delaware Statutory Trust Act and Section 18-214 of the Act (as defined below) in accordance with the Plan of Conversion and Division adopted by the Trust’s Board of Trustees and approved by the Trust’s shareholders (the “Plan”);

WHEREAS, immediately after the conversion, the Company divided under Section 18-217 of the Act into the Company, which survived the division, and Connetic Venture Capital Access Fund II, LLC (the “Accredited Fund”), in accordance with the plan of division contained in the Plan (the “Division”);

WHEREAS, the Company and the Accredited Fund will hold the portfolio formerly held by the Trust side by side and will invest together under the allocation policy described in this Agreement; and

WHEREAS, the Manager and the Members wish to set out the terms governing the Company, with the intent that the Members receive protections appropriate for a fund without a board of directors;

NOW, THEREFORE, the Manager and the Members agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions. The following terms have the following meanings:

“1940 Act” means the Investment Company Act of 1940, as amended, and the rules and regulations under it.

“Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act.

B1-1

“Act” means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101 et seq.

“Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules and regulations under it.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with that Person. Wendal Inc. and its subsidiaries are Affiliates of the Manager. A portfolio company of the Company is not an Affiliate of the Manager solely because of the Company’s investment.

“Allocation Policy” has the meaning given in Section 4.05.

“Business Day” means any day other than a Saturday, Sunday, or day on which banks in New York, New York are authorized or required to close.

“Capital Account” has the meaning given in Section 5.03.

“Cause” has the meaning given in Section 4.10(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Covered Person” means the Manager, its Affiliates, and their respective members, managers, officers, directors, and employees, in each case acting in that capacity on behalf of the Company.

“Disabling Conduct” means, with respect to any Covered Person, (a) fraud, (b) willful misconduct, (c) gross negligence, (d) bad faith, (e) a knowing violation of law, (f) a material breach of this Agreement, or (g) a breach of the duty of loyalty.

“Fiscal Year” means the calendar year, or another period required by the Code.

“Interest” means a Member’s entire limited liability company interest in the Company, including its Capital Account and its rights under this Agreement and the Act.

“Investments” means the securities and other investments held by the Company from time to time, other than cash and cash equivalents.

“Key Person” means Brad Zapp.

“Majority in Interest” means Members (other than the Manager and its Affiliates) whose Capital Accounts, as of the most recent Valuation Date, exceed 50% of the aggregate Capital Accounts of all Members (other than the Manager and its Affiliates).

“Management Fee” has the meaning given in Section 9.01.

“Net Asset Value” means the total value of the Company’s assets less its total liabilities (including accrued Management Fees), determined under Section 11.04.

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“Net Litigation Proceeds” means amounts received by the Company on the Retained Claims (as defined in the Plan), net of amounts payable to the Accredited Fund under the Participation Right (as defined in the Plan) and any taxes.

“Parallel Fund” means each of Connetic Venture Capital Access Fund, LLC and Connetic Venture Capital Access Fund II, LLC, and “Other Parallel Fund” means the Parallel Fund other than the Company.

“Parallel Fund Vote” means the approval of members of both Parallel Funds, voting together as a single class (and excluding the Manager and its Affiliates), whose capital accounts, as of the most recent Valuation Date, exceed 50% of the aggregate capital accounts of all such members of both Parallel Funds; provided that the Manager has caused the same matter to be submitted to the members of the Other Parallel Fund under a substantially identical provision of its limited liability company agreement.

“Person” means any individual, corporation, partnership, limited liability company, trust, estate, association, governmental authority, or other entity.

“Qualified Purchaser” means a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act and the rules thereunder, and includes a “knowledgeable employee” as defined in Rule 3c-5 under the 1940 Act with respect to the Company.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations under it.

“Supermajority in Interest” means Members (other than the Manager and its Affiliates) whose Capital Accounts, as of the most recent Valuation Date, equal or exceed 66 2/3% of the aggregate Capital Accounts of all Members (other than the Manager and its Affiliates).

“Tender Offer” has the meaning given in Section 8.01.

“Transfer” means any direct or indirect sale, assignment, pledge, gift, or other disposition of all or any part of an Interest, whether voluntary or by operation of law.

“Valuation Date” means the last Business Day of each calendar [month][quarter], each Tender Valuation Date (as defined in Section 8.02), the date of any admission of a Member or acceptance of an additional Capital Contribution, the date of dissolution, and any other date the Manager selects.

1.02 Other Definitions. “Division Effective Time” has the meaning given in the Plan. Terms defined elsewhere in this Agreement have the meanings given there. “Including” means “including without limitation.”

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ARTICLE II

ORGANIZATION

2.01 Continuation; Formation. The Company is the same entity as the Trust and continues under the Act as a result of the conversion. Its certificate of formation was filed with the Secretary of State of the State of Delaware on the Closing Date (as defined in the Plan). The rights and obligations of the Trust continue as rights and obligations of the Company, except to the extent allocated to the Accredited Fund in the Division.

2.02 Name. The name of the Company is “Connetic Venture Capital Access Fund, LLC.”

2.03 Purpose. The purpose of the Company is to seek long-term capital appreciation by holding, managing, and disposing of the Investments allocated to it in the Division and by making new investments, primarily in equity securities of private, early-stage operating companies, alongside the Other Parallel Fund, and to engage in any lawful activity incidental to that purpose. The Company will not borrow money except on a short-term basis, for not more than 120 days, in an amount not exceeding 15% of its aggregate capital contributions, and will not guarantee the obligations of any portfolio company in excess of that amount.

2.04 Offices; Registered Agent. The principal office of the Company is 910 Madison Avenue, Covington, Kentucky 41011, or another place the Manager designates by notice to the Members. The registered office and registered agent of the Company in Delaware is [The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801].

2.05 Term. The Company will continue until dissolved under Article XIV.

2.06 Investment Company Act Status. The Company will rely on the exclusion from the definition of investment company in Section 3(c)(7) of the 1940 Act and will not make, and does not propose to make, a public offering of its Interests. Under Section 3(c)(7)(E) of the 1940 Act, the Company and the Accredited Fund are not treated as a single issuer for purposes of determining whether the Accredited Fund qualifies for the exclusion in Section 3(c)(1) of the 1940 Act. The Company is intended to qualify as a “venture capital fund” as defined in Rule 203(l)-1 under the Advisers Act.

2.07 No State-Law Partnership. The Members intend that the Company be treated as a partnership only for federal and applicable state income tax purposes and not for any other purpose.

ARTICLE III

MEMBERS

3.01 Members. The Members are the Persons admitted at the Division Effective Time under the Plan and any Persons later admitted in accordance with this Agreement. The Manager will maintain a schedule of Members, their Capital Contributions, and their Capital Accounts in the books and records of the Company.

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3.02 Eligibility. Each Member must be both a Qualified Purchaser and an Accredited Investor at the time it acquires an Interest or makes an additional Capital Contribution. The Manager will take reasonable steps to verify that each new Member is an Accredited Investor in accordance with Rule 506(c) of Regulation D under the Securities Act and will form a reasonable belief that each new Member is a Qualified Purchaser.

3.03 Admission of Additional Members and Additional Contributions. The Manager may, at any Valuation Date, admit additional Members and accept additional Capital Contributions from existing Members at Net Asset Value, in its discretion, subject to Section 3.02. The minimum initial Capital Contribution of a new Member is $20,000, which the Manager may waive. Each new Member must execute a subscription agreement and a counterpart of this Agreement and must provide the information the Manager reasonably requires to verify its eligibility.

3.04 No Management by Members. No Member, in its capacity as a Member, will take part in the management or control of the Company’s business or have authority to act for or bind the Company. The exercise of any right granted to Members in this Agreement will not be deemed participation in the control of the Company’s business.

3.05 Limited Liability. No Member will be personally liable for any debt, obligation, or liability of the Company, whether arising in contract, tort, or otherwise, solely by reason of being a Member. No Member will be required to make any Capital Contribution beyond its agreed Capital Contribution, to lend money to the Company, or to return any distribution, except as required by the Act.

3.06 Representations. Each Member represents to the Company, as of the date of its admission and of each additional Capital Contribution, that (a) the representations in its investor certification and subscription materials are true and complete, (b) it is acquiring its Interest for its own account for investment, and (c) it understands that its Interest has not been registered under the Securities Act or any state securities law and is subject to the restrictions on Transfer in Article XII. Each Member will promptly notify the Manager if any of its representations ceases to be true.

3.07 Exchange Between Parallel Funds. The Company may admit as a Member, or accept an additional Capital Contribution from, a member of the Accredited Fund that has become a Qualified Purchaser, in connection with the repurchase of that member’s interest in the Accredited Fund under the corresponding provision of the Accredited Fund’s limited liability company agreement. The Capital Contribution may be made in cash or, if the Manager determines, in Investments received from the Accredited Fund, in each case at net asset value as of the same Valuation Date.

3.08 Top-Up Contributions. Immediately after the Division Effective Time, each Top-Up Contribution (as defined in the Plan) made by a Member under the Plan will be released to the Company from escrow and credited to that Member’s Capital Account as an additional Capital Contribution, at the same Net Asset Value used to establish the Member’s initial Capital Account.

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ARTICLE IV

THE MANAGER

4.01 Authority. Subject to the limitations in this Agreement, the Manager has full and exclusive authority to manage the business and affairs of the Company, including to acquire, hold, and dispose of Investments, to vote and exercise rights with respect to Investments, to open and maintain accounts with custodians and other financial institutions, to engage service providers, to commence, defend, and settle litigation, and to execute documents on behalf of the Company. The Manager is the “manager” of the Company within the meaning of the Act.

4.02 Registration Status. The Manager will at all times be registered as an investment adviser, or exempt from registration, under the Advisers Act and the laws of each state in which registration would otherwise be required. The Manager will notify the Members within ten Business Days after any change in its registration or exemption status.

4.03 Standard of Care; Fiduciary Duties. The Manager will act in good faith and in a manner it reasonably believes to be in the best interests of the Company and the Members. The Manager owes the Company and the Members the fiduciary duties of care and loyalty that a manager of a Delaware limited liability company owes under applicable law, and this Agreement does not restrict or eliminate those duties, except that the activities permitted by Sections 4.05 and 4.07 will not, by themselves, be a breach of those duties. Nothing in this Agreement eliminates the implied contractual covenant of good faith and fair dealing, limits any duty of the Manager under the Advisers Act, or waives any right of any Member under the federal securities laws.

4.04 Limitations on Authority. The Manager will not cause the Company to (a) purchase any security or other property from, or sell any security or other property to, the Manager or any of its Affiliates, or any fund or account managed by them, other than the Other Parallel Fund in accordance with the Allocation Policy, except in compliance with Section 206(3) of the Advisers Act or applicable state law and on terms no less favorable to the Company than those available in an arm’s-length transaction; (b) lend money to, or borrow money from, the Manager or any of its Affiliates; or (c) pay any fee or other compensation to the Manager or its Affiliates, other than the Management Fee. Without a Parallel Fund Vote, the Manager will not cause the Company to merge or consolidate with, convert into, or sell all or substantially all of its assets to any other Person.

4.05 Allocation Policy; Nominee Holdings. (a) The Parallel Funds will invest side by side under the following policy (the “Allocation Policy”): (i) each investment opportunity that the Manager determines is appropriate for the Parallel Funds will be allocated between them pro rata in proportion to their respective Net Asset Values as of the most recent Valuation Date; (ii) the Parallel Funds will dispose of each Investment at the same time, on the same terms, and pro rata in proportion to their holdings of that Investment; (iii) expenses borne by the Parallel Funds that relate to both will be allocated between them pro rata in proportion to Net Asset Value; and (iv) the Manager may depart from pro rata allocation only to the extent required by law, by the terms of a portfolio company’s offering, or by a Parallel Fund’s liquidity needs (including Tender Offers), and will describe each departure in the next quarterly report under Section 11.02(a). The Allocation Policy may be amended only in accordance with Article XV.

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(b) The Company will hold of record, as nominee for the Accredited Fund, the interest in each Investment allocated to the Accredited Fund in the Division, and any interest in later Investments acquired for the Accredited Fund, under the nominee agreement contemplated by the Plan. The Company will hold those interests solely for the benefit of the Accredited Fund, will not treat them as its own assets, and will exercise rights with respect to them only on behalf of the Accredited Fund.

4.06 Conflicts of Interest. The Manager will disclose to the Members, in the next quarterly report under Section 11.02(a), any transaction in which the Manager or its Affiliates had a material conflict of interest with the Company, and will resolve any such conflict in a manner consistent with its fiduciary duties.

4.07 Other Activities. The Manager, the Key Person, and their Affiliates may engage in other business activities, including managing other investment funds and accounts; provided that (a) the Manager and the Key Person will devote to the Company and the Other Parallel Fund the time and attention reasonably necessary to manage them, and (b) the Manager will not sponsor or manage another fund or account with an investment strategy substantially similar to that of the Parallel Funds unless it has adopted, and disclosed to the Members, an allocation policy that treats the Parallel Funds fairly.

4.08 Key Person Event. If the Key Person dies, becomes permanently disabled, or ceases to devote substantially all of his business time to the Manager and the Parallel Funds (a “Key Person Event”), the Manager will notify the Members within ten Business Days. For 180 days after that notice, the Members may by Parallel Fund Vote (a) remove the Manager under Section 4.10 as if Cause existed, or (b) dissolve the Company under Section 14.01(b).

4.09 Withdrawal of the Manager. The Manager may withdraw as manager on not less than 120 days’ notice to the Members, effective on the admission of a successor manager under Section 4.11 or, if none is admitted within that period, on the dissolution of the Company.

4.10 Removal of the Manager for Cause. (a) “Cause” means any of the following: (i) the Manager or the Key Person engages in Disabling Conduct in connection with the Company or the Other Parallel Fund that is, or is reasonably likely to be, materially adverse to the Company; (ii) the Manager materially breaches this Agreement and fails to cure the breach, if curable, within 30 days after notice from Members holding at least 10% of the Capital Accounts (excluding the Manager and its Affiliates); (iii) the Manager or the Key Person is convicted of, or pleads guilty or no contest to, a felony, or is found by a court or a federal or state securities regulator to have violated the federal or state securities laws in a matter involving fraud or breach of fiduciary duty; (iv) the Manager becomes subject to a bankruptcy, insolvency, receivership, or similar proceeding that is not dismissed within 60 days; or (v) the Manager ceases to be registered, or exempt from registration, as required by Section 4.02 and does not restore that status within 30 days.

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(b) The Members may remove the Manager for Cause by a Parallel Fund Vote, after the Manager has received written notice of the alleged Cause and not less than 15 days to respond. The removal will be effective on the date specified in the removal notice. A Member’s good-faith vote to remove will not give rise to any liability to the Manager. If a court of competent jurisdiction finally determines that Cause did not exist, the Manager’s sole remedy will be payment by the Company of the Management Fee that would have accrued through the end of the 90-day period after the effective date of removal.

(c) On removal or withdrawal, (i) the Manager will be entitled only to the Management Fee accrued through the effective date, with no termination or other fee, (ii) the Manager will cooperate with the successor manager for up to 90 days to transfer records, assets, and administration, and (iii) any Interest held by the Manager or its Affiliates as a Member will continue as an Interest of a non-managing Member, without voting rights on any matter relating to the removal or the successor manager.

4.11 Successor Manager. Following any notice of withdrawal or removal, the Members may admit a successor manager by Parallel Fund Vote. A successor manager will become the manager on executing a counterpart of this Agreement. If no successor manager is admitted within 90 days after the effective date of withdrawal or removal, the Company will dissolve under Section 14.01(c). During that period, a Majority in Interest may appoint an interim administrator to preserve the Company’s assets.

4.12 Officers and Delegation. The Manager may appoint officers of the Company and may delegate its authority to its employees and agents, but no delegation will relieve the Manager of its obligations under this Agreement.

4.13 Transfer to a Permitted Manager Transferee. (a) The Manager may, without the consent of any Member except as provided in Section 4.13(b), assign all of its rights and obligations as Manager under this Agreement, including its right to the Management Fee, to a Permitted Manager Transferee. A “Permitted Manager Transferee” is a Person that (i) is an Affiliate of the Manager, (ii) is controlled by the Key Person, or (iii) results from a merger, consolidation, or reorganization of the Manager with or into a Person described in clause (i) or (ii), and in each case that (A) has the Key Person as a principal who will remain substantially involved in the management of the Company, (B) is registered as an investment adviser, or is exempt from registration, to the extent required by applicable law, (C) assumes in writing all of the Manager’s obligations under this Agreement and under any nominee agreement between the Parallel Funds, and (D) will not increase the Management Fee or any other amount borne by the Company or the Members.

(b) The Manager will give the Members not less than 60 days’ prior written notice of any assignment under this Section 4.13. If the assignment would constitute an “assignment” within the meaning of the Advisers Act or applicable state law, each Member, by executing or being bound by this Agreement, consents to it, and the assignment will take effect at the end of the notice period unless, before then, the Members object to it by a Parallel Fund Vote. A Permitted Manager Transferee will become the Manager on executing a counterpart of this Agreement, and the transferring Manager will then cease to be the Manager. This Section 4.13 does not limit Section 4.10.

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ARTICLE V

CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

5.01 Initial Capital Accounts. Each Member admitted at the Division Effective Time is treated as having made a Capital Contribution equal to its initial Capital Account determined under Section 2.3 of the Plan.

5.02 Additional Capital Contributions. No Member is required to make any additional Capital Contribution. Capital Contributions accepted under Section 3.03 will be credited to the contributing Member’s Capital Account as of the applicable Valuation Date.

5.03 Capital Accounts. The Company will maintain a separate capital account for each Member (a “Capital Account”). Each Capital Account will be (a) increased by the Member’s Capital Contributions and the Net Profit allocated to it, and (b) decreased by distributions to the Member, amounts paid to it in Tender Offers, the Net Loss allocated to it, and the Management Fee and other items charged to it under this Agreement. Capital Accounts are intended to be maintained in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv), and will be interpreted and adjusted accordingly.

5.04 No Interest; No Withdrawal of Capital. No Member will receive interest on its Capital Contributions or Capital Account. No Member may withdraw any part of its Capital Account except in a Tender Offer or as otherwise provided in this Agreement.

ARTICLE VI

ALLOCATIONS

6.01 Accounting Periods. Each Fiscal Year will be divided into accounting periods, each beginning on the day after a Valuation Date and ending on the next Valuation Date.

6.02 Net Profit and Net Loss. The net increase or decrease in Net Asset Value during each accounting period (including realized and unrealized gains and losses, income, and expenses, but excluding Capital Contributions, distributions, and Tender Offer payments) (“Net Profit” or “Net Loss,” as applicable) will be allocated among the Members in proportion to their Capital Accounts as of the beginning of that accounting period. The Management Fee will be charged to each Member’s Capital Account in proportion to its Capital Account, except that the Manager may waive the Management Fee for any Member, including itself and its Affiliates.

6.03 Tax Allocations. Items of income, gain, loss, and deduction for federal income tax purposes will be allocated among the Members in a manner that reflects, as closely as practicable, the allocations under Section 6.02, in accordance with Section 704(b) of the Code. Items attributable to property with a difference between book value and tax basis will be allocated under Section 704(c) of the Code using any reasonable method selected by the Manager, applied consistently. The Manager may make special allocations of gain or loss to Members that withdraw all or part of their Capital Accounts in a Tender Offer, to the extent permitted by the Code, to cause their tax capital to conform to their Capital Accounts.

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6.04 Regulatory Allocations. The Company will comply with the qualified income offset and minimum gain chargeback requirements of the Treasury Regulations under Section 704(b) of the Code, to the extent applicable.

ARTICLE VII

DISTRIBUTIONS

7.01 Discretionary Distributions. The Manager may cause the Company to make distributions at any time, pro rata in proportion to the Members’ Capital Accounts. The Manager expects to reinvest most of the proceeds from the disposition of Investments, but will consider distributions when the Company holds cash in excess of its reasonably anticipated needs for new and follow-on investments, Tender Offers, and expenses.

7.02 Net Litigation Proceeds. The Company will distribute Net Litigation Proceeds to the Members, pro rata in proportion to their Capital Accounts, within 30 days after receipt. No Management Fee will be charged on Net Litigation Proceeds before they are distributed or reinvested.

7.03 Tax Distributions. To the extent the Company has cash available, the Manager will use commercially reasonable efforts to distribute to each Member, within 90 days after the end of each Fiscal Year, an amount equal to the net taxable income and gain allocated to that Member for that Fiscal Year multiplied by the highest combined marginal federal, state, and local income tax rate (including the tax imposed by Section 1411 of the Code) applicable to an individual resident in Covington, Kentucky, taking into account the character of the income and gain, reduced by other distributions to that Member for that Fiscal Year.

7.04 In-Kind Distributions. The Company will not distribute Investments in kind other than (a) securities that are freely tradable on a national securities exchange, or (b) in connection with the liquidation of the Company. Any in-kind distribution will be made pro rata to all Members at fair value determined under Section 11.04.

7.05 Withholding. The Company may withhold from any distribution amounts required by law to be withheld. Any amount withheld will be treated as distributed to the Member.

7.06 Limitation. The Company will not make a distribution that would violate Section 18-607 of the Act.

ARTICLE VIII

TENDER OFFERS; COMPULSORY WITHDRAWAL

8.01 Tender Offers. The Manager has discretion to cause the Company to make periodic offers to repurchase Interests from Members (each, a “Tender Offer”), in amounts and on terms the Manager determines, but the Company is not required to make any Tender Offer. No Member has the right to require the Company to repurchase its Interest.

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8.02 Terms. Each Tender Offer will (a) be made to all Members of both Parallel Funds at the same time and on the same terms, (b) be open for at least 20 Business Days, (c) offer a price equal to the Net Asset Value of the tendered Interests as of a date (the “Tender Valuation Date”) not earlier than the expiration of the Tender Offer, without any repurchase fee, and (d) comply with Regulation 14E under the Securities Exchange Act of 1934, as amended, and any other applicable law. If a Tender Offer is oversubscribed, the Company will accept tendered Interests on a pro rata basis. The Manager and its Affiliates may not tender in any Tender Offer unless all Interests tendered by other Members are accepted in full.

8.03 Payment. The Company will pay at least 95% of the estimated repurchase price within 30 days after the Tender Valuation Date, and the balance, adjusted for any change in Net Asset Value as of the Tender Valuation Date resulting from the annual audit, within ten Business Days after the completion of the audit of the Company’s financial statements for the Fiscal Year that includes the Tender Valuation Date.

8.04 Compulsory Withdrawal. The Manager may require a Member to withdraw all or part of its Interest, at Net Asset Value as of the next Valuation Date and with payment under Section 8.03, if the Manager determines in good faith, on the advice of counsel where appropriate, that (a) the Member’s continued ownership would cause the Company to fail to qualify for the exclusion described in Section 2.06, to become a publicly traded partnership taxable as a corporation, or to hold “plan assets” subject to ERISA; (b) the Member has ceased to satisfy the eligibility requirements of Section 3.02; (c) any representation of the Member was materially false when made; or (d) the withdrawal is required by applicable anti-money laundering or sanctions laws. The Manager will give the Member not less than 30 days’ notice, except where a shorter period is required by law.

ARTICLE IX

FEES AND EXPENSES

9.01 Management Fee. The Company will pay the Manager a management fee (the “Management Fee”) at the annual rate of 1.90% of the Company’s Net Asset Value, accrued as of each month-end Valuation Date (before deducting the Management Fee for that period and before any Tender Offer payments as of that date) and payable monthly in arrears. The Management Fee will be prorated for partial periods. Neither the Manager nor any of its Affiliates will receive any performance fee, incentive allocation, carried interest, transaction fee, monitoring fee, or other compensation from the Company or its portfolio companies in connection with the Company, other than the Management Fee. Any director fee or similar compensation received by the Manager, a Key Person, or their Affiliates from a portfolio company of the Company will reduce the Management Fee dollar-for-dollar, allocated among the Parallel Funds pro rata.

9.02 Expenses Borne by the Manager. The Manager will pay all expenses of the Company and its operations other than those listed in Section 9.03, including expenses of organization, offering, and investor verification; the costs of the conversion and Division of the Trust and the formation of the Parallel Funds; brokerage commissions and other costs of acquiring and disposing of Investments; administration, fund accounting, transfer agency, and custody; audit and tax preparation; legal and compliance; valuation; insurance; reporting; technology; regulatory filings; and the pursuit of the Retained Claims (as defined in the Plan).

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9.03 Expenses Borne by the Company. The Company will bear only (a) the Management Fee, (b) taxes imposed on the Company, and (c) extraordinary expenses, including indemnification payments permitted by Article X and litigation (other than the Retained Claims), but only to the extent not covered by insurance and not arising from Disabling Conduct of a Covered Person.

9.04 Increase in Fees. No increase in the rate of the Management Fee, and no new fee or expense category payable by the Company, will be effective unless approved by a Majority in Interest of the Company and by a majority in interest of the members (excluding the Manager and its Affiliates) of the Other Parallel Fund, and the Company has given the Members not less than 90 days’ notice before the increase takes effect.

ARTICLE X

EXCULPATION AND INDEMNIFICATION

10.01 Exculpation. No Covered Person will be liable to the Company or any Member for any loss arising from any act or omission performed or omitted in good faith on behalf of the Company, except to the extent the loss results from that Covered Person’s Disabling Conduct.

10.02 Indemnification. To the fullest extent permitted by law, the Company will indemnify each Covered Person against losses, claims, damages, liabilities, and reasonable expenses (including legal fees) incurred by reason of being a Covered Person, except to the extent (a) they result from that Covered Person’s Disabling Conduct, (b) they arise from a dispute solely among the Manager, its Affiliates, and their personnel, (c) they arise from a claim brought by Members in which the Members prevail, or (d) they are covered by insurance or by indemnification from a portfolio company. The Company’s obligations under this Section 10.02 will be satisfied only from the assets of the Company, and no Member will be required to return any distribution to fund them.

10.03 Advancement. The Company will advance reasonable expenses incurred by a Covered Person in defending a claim that may be indemnifiable under Section 10.02 upon receipt of a written undertaking by the Covered Person to repay the advanced amounts if it is finally determined that the Covered Person is not entitled to indemnification. The Company will not advance expenses to the Manager in connection with a claim brought by Members.

10.04 Insurance. The Manager will maintain, at its expense, errors and omissions and directors and officers insurance covering the Covered Persons and the Company in amounts customary for investment managers of funds of similar size.

10.05 Prior Indemnification Obligations. The Company has succeeded to the obligations of the Trust to indemnify and advance expenses to its current and former trustees and officers under the Trust’s Amended and Restated Agreement and Declaration of Trust with respect to acts or omissions occurring before the conversion, as provided in the Plan. Those obligations are not limited by this Article X and are not subject to Section 10.02(c).

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ARTICLE XI

BOOKS, RECORDS, REPORTS, AND VALUATION

11.01 Books and Records. The Manager will keep complete and accurate books and records of the Company at its principal office for at least six years. Each Member and its authorized representatives may, on reasonable notice and for a purpose reasonably related to its Interest, inspect and copy the books and records of the Company as provided in Section 18-305 of the Act, including the names and addresses of the Members for the purpose of communicating with other Members about a vote under this Agreement, subject to the confidentiality provisions of Section 16.01.

11.02 Reports. The Manager will deliver to each Member (a) within 45 days after the end of each calendar quarter, a statement of the Member’s Capital Account, the Net Asset Value of the Company, and a summary of the Investments; (b) within 120 days after the end of each Fiscal Year, financial statements of the Company audited by an independent certified public accounting firm, prepared in accordance with U.S. generally accepted accounting principles; (c) Schedule K-1 and any other tax information reasonably required for the Member to prepare its tax returns, as soon as practicable and in any event within 90 days after the end of each Fiscal Year, with a good-faith estimate by March 31 if Schedules K-1 will not be available by that date; and (d) prompt notice of any event described in Sections 4.02, 4.08, and 4.10.

11.03 Fiscal Year; Auditors. The Company’s Fiscal Year is the calendar year. The Manager will engage an independent certified public accounting firm to audit the Company annually, and will notify the Members of any change in the firm.

11.04 Valuation. Net Asset Value will be determined by the Manager as of each Valuation Date in accordance with U.S. generally accepted accounting principles, including Accounting Standards Codification Topic 820, and with valuation procedures that, at the Division Effective Time, are substantially the same as the fair value procedures of the Trust in effect immediately before the conversion. The Manager will notify the Members of any change in its valuation procedures that it reasonably expects to materially affect Net Asset Value.

ARTICLE XII

TRANSFERS

12.01 Restrictions. No Member may Transfer all or any part of its Interest without the prior written consent of the Manager, which will not be unreasonably withheld, conditioned, or delayed for a Transfer to a transferee that satisfies Section 3.02 and Section 12.02. Any purported Transfer in violation of this Article XII is void.

12.02 Conditions. No Transfer will be permitted if it would (a) cause the Company to fail to qualify for the exclusion described in Section 2.06; (b) require registration of the Interest under the Securities Act or any state securities law; (c) cause the Company to be treated as a publicly traded partnership under Section 7704 of the Code; (d) cause the assets of the Company to be “plan assets” under ERISA; (e) violate applicable anti-money laundering or sanctions laws; or (f) result in the transferor (unless it Transfers its entire Interest) or the transferee holding an Interest with a Capital Account balance of less than [$20,000], unless the Manager waives this condition.

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12.03 Permitted Transfers. The Manager will consent to a Transfer, subject to Section 12.02, (a) on the death, disability, divorce, or incapacity of a Member, to the Member’s estate, heirs, spouse, or legal representative, or (b) for estate planning purposes, to a trust or entity controlled by the Member or for the benefit of the Member or its immediate family.

12.04 Substitute Members. A transferee will be admitted as a substitute Member on executing a counterpart of this Agreement and providing the information required by Section 3.02. Until admitted, a transferee will be entitled only to the economic rights of the transferor.

12.05 Sales to Other Investors. A Member that wishes to sell all or part of its Interest may ask the Manager to approve a sale to another Member of either Parallel Fund or to another Person that satisfies Section 3.02. The Manager may, but is not required to, inform other Members or eligible investors of the proposed sale, and may approve a sale at a price agreed between the seller and the buyer, subject to Section 12.01 and Section 12.02. The Manager will not receive any fee or other compensation in connection with a sale, and the seller and the buyer will bear their own costs. The Manager may adopt reasonable procedures for sales under this Section 12.05, including limiting them to specified dates and amounts, so that the Company is not treated as a publicly traded partnership under Section 7704 of the Code.

ARTICLE XIII

TAX MATTERS

13.01 Partnership Classification. The Company will be classified as a partnership for federal income tax purposes. No election will be made to treat the Company as an association taxable as a corporation.

13.02 Partnership Representative. The Manager will serve as the “partnership representative” of the Company under Section 6223 of the Code and will designate an individual to act on its behalf. The partnership representative will (a) notify the Members within ten Business Days after receiving notice of any audit or administrative proceeding, (b) keep the Members reasonably informed of its progress, (c) not settle any proceeding that would materially and adversely affect the Members without notice to the Members, and (d) make an election under Section 6226 of the Code, where available.

13.03 Elections. The Manager may cause the Company to make any tax election that it determines, in good faith, to be in the best interests of the Members as a whole, including an election under Section 754 of the Code.

13.04 Publicly Traded Partnership. The Manager will take reasonable steps to prevent the Company from being treated as a publicly traded partnership taxable as a corporation, including by structuring Tender Offers to comply with the applicable safe harbors under Treasury Regulations Section 1.7704-1 or by confirming that the Company’s income is qualifying income under Section 7704(c) of the Code.

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13.05 Tax-Exempt and Non-U.S. Members. The Manager will use commercially reasonable efforts to avoid generating unrelated business taxable income for tax-exempt Members and effectively connected income for non-U.S. Members, consistent with Section 2.03.

ARTICLE XIV

DISSOLUTION AND LIQUIDATION

14.01 Events of Dissolution. The Company will dissolve on the first of the following to occur: (a) the Manager’s election to dissolve, on not less than 90 days’ notice to the Members; (b) a vote of a Supermajority in Interest of the Company or, under Section 4.08, a Parallel Fund Vote; (c) the withdrawal or removal of the Manager without the admission of a successor manager under Section 4.11; (d) the sale or other disposition of all Investments; or (e) the entry of a decree of judicial dissolution under Section 18-802 of the Act.

14.02 Liquidation. On dissolution, the Manager (or, if there is no Manager, a liquidator selected by a Majority in Interest) will wind up the Company’s affairs in an orderly manner, with a view to realizing fair value for the Investments. The Management Fee will continue to accrue during the winding up, unless the Manager has been removed for Cause or the winding up continues for more than seven years, after which the Management Fee will be reduced to 1.00%.

14.03 Distribution of Assets. The proceeds of liquidation will be applied (a) first, to creditors, including Members that are creditors, in satisfaction of the Company’s liabilities, (b) second, to the establishment of reasonable reserves, and (c) third, to the Members in proportion to their positive Capital Accounts, after giving effect to all allocations for the period ending on the date of the distribution.

14.04 Certificate of Cancellation. Upon completion of the winding-up, the Manager will file a certificate of cancellation of the Company’s certificate of formation.

ARTICLE XV

AMENDMENTS; MEETINGS; VOTING

15.01 Amendments. Except as provided in Sections 15.02 and 15.03, this Agreement may be amended only with the written consent of the Manager and a Majority in Interest.

15.02 Amendments by the Manager Alone. The Manager may amend this Agreement without the consent of any Member only to (a) cure any ambiguity or correct any inconsistent or clerical provision, (b) reflect the admission, substitution, or withdrawal of Members in accordance with this Agreement, (c) change the name of the Company or its principal office, or (d) comply with a change in applicable law, in each case only if the amendment does not adversely affect the rights or economic interests of any Member, increase any fee or expense borne by the Company, or reduce the protections provided to the Members in this Agreement. The Manager will give the Members notice of each such amendment within 30 days after its adoption.

15.03 Amendments Requiring Additional Approval. No amendment will, without the consent of each Member adversely affected, (a) increase that Member’s Capital Contribution obligation or personal liability, (b) reduce that Member’s Capital Account or share of Net Profit, distributions, or liquidation proceeds, other than proportionately with all Members, or (c) alter the pro rata treatment of that Member relative to other Members. Any amendment to Section 4.03, 4.04, 4.05, 4.08, 4.10, 4.11, Article IX, Article X, Section 11.01, Section 11.02, or this Article XV will also require the consent of a Supermajority in Interest, and any increase in fees will also require the approvals described in Section 9.04.

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15.04 Side Letters. The Manager may enter into side letters with Members only on terms that do not provide any Member with preferential liquidity, fee, or information rights unless offered to all Members. The Manager will disclose the material terms of each side letter to all Members.

15.05 Meetings and Consents. The Manager may call a meeting of the Members at any time, and will call a meeting within 30 days after a written request from Members holding at least 20% of the Capital Accounts (excluding the Manager and its Affiliates). Notice of a meeting will be given not less than ten nor more than 60 days before the meeting. Members may participate by telephone or video conference. Any action of the Members may be taken without a meeting by written consent of Members holding the Capital Accounts required to take the action. A vote of the Manager’s Affiliates that are Members will be excluded from any vote that, by its terms, excludes the Manager and its Affiliates.

ARTICLE XVI

GENERAL PROVISIONS

16.01 Confidentiality. Each Member will keep confidential all non-public information about the Company and its Investments, except that a Member may disclose information (a) to its legal, tax, and financial advisers who are bound by a duty of confidentiality, (b) as required by law, regulation, or legal process, including public records laws, (c) that becomes publicly available other than through the Member’s breach, and (d) to other Members in connection with a vote under this Agreement.

16.02 Notices. Notices under this Agreement must be in writing and will be effective when delivered by hand, by nationally recognized overnight courier, or by email to the address in the Company’s records, or posted to a secure investor portal with email notice to the Member.

16.03 Governing Law. This Agreement is governed by the laws of the State of Delaware, without regard to its conflict of laws principles.

16.04 Forum; Waiver of Jury Trial. Each party submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if it lacks subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware) for any action arising out of or relating to this Agreement, except that claims under the federal securities laws may be brought in any court of competent jurisdiction. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY.

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16.05 Power of Attorney. Each Member appoints the Manager as its attorney-in-fact solely to execute and file certificates and other documents required by the Act or other law to form, continue, or dissolve the Company, and amendments to this Agreement adopted in accordance with Article XV. This power of attorney is coupled with an interest and survives the death, incapacity, or dissolution of the Member, but does not authorize the Manager to take any action that requires the consent of the Members.

16.06 Entire Agreement. This Agreement, together with the Plan and each Member’s subscription and investor certification materials, is the entire agreement among the parties regarding its subject matter.

16.07 Severability. If any provision of this Agreement is held invalid, the remaining provisions will remain in effect.

16.08 Binding Effect. This Agreement binds and benefits the parties and their permitted successors and assigns. Each Person admitted as a Member at the Division Effective Time is bound by this Agreement as a result of the Shareholder approval of the Plan, without further action.

16.09 Counterparts. This Agreement may be executed in counterparts, including by electronic signature.

16.10 Legal Counsel. The Members acknowledge that FinTech Law, LLC prepared this Agreement as counsel to the Trust and the Company and does not represent any Member individually.

IN WITNESS WHEREOF, the Manager has executed this Agreement as of the Division Effective Time, and each Member is bound by this Agreement in accordance with Section 16.08 or by executing a counterpart.

CONNETIC RIA LLC D/B/A CONNETIC VENTURES, AS MANAGER

By:

Name:	[Name]

Title:	[Title]

Date:

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EXHIBIT B-2

FORM OF LIMITED LIABILITY COMPANY AGREEMENT OF THE ACCREDITED FUND

This Limited Liability Company Agreement (this “Agreement”) of Connetic Venture Capital Access Fund II, LLC, a Delaware limited liability company (the “Company”), is entered into and effective as of the Division Effective Time (as defined below) by Connetic RIA LLC d/b/a Connetic Ventures, a [Kentucky] limited liability company, as manager (the “Manager”), and each Person admitted as a member of the Company in accordance with this Agreement (each, a “Member”).

WITNESSETH:

WHEREAS, Connetic Venture Capital Access Fund, a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end interval fund (the “Trust”), converted into Connetic Venture Capital Access Fund, LLC (the “QP Fund”) under Section 3821 of the Delaware Statutory Trust Act and Section 18-214 of the Act (as defined below) in accordance with the Plan of Conversion and Division adopted by the Trust’s Board of Trustees and approved by the Trust’s shareholders (the “Plan”);

WHEREAS, immediately after the conversion, the QP Fund divided under Section 18-217 of the Act into the QP Fund, which survived the division, and the Company, which was formed in the division as a new division company, in accordance with the plan of division contained in the Plan (the “Division”);

WHEREAS, the Company and the QP Fund will hold the portfolio formerly held by the Trust side by side and will invest together under the allocation policy described in this Agreement; and

WHEREAS, the Manager and the Members wish to set out the terms governing the Company, with the intent that the Members receive protections appropriate for a fund without a board of directors;

NOW, THEREFORE, the Manager and the Members agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions. The following terms have the following meanings:

“1940 Act” means the Investment Company Act of 1940, as amended, and the rules and regulations under it.

“Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act.

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“Act” means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101 et seq.

“Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules and regulations under it.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with that Person. Wendal Inc. and its subsidiaries are Affiliates of the Manager. A portfolio company of the Company is not an Affiliate of the Manager solely because of the Company’s investment.

“Allocation Policy” has the meaning given in Section 4.05.

“Business Day” means any day other than a Saturday, Sunday, or day on which banks in New York, New York are authorized or required to close.

“Capital Account” has the meaning given in Section 5.03.

“Cause” has the meaning given in Section 4.10(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Covered Person” means the Manager, its Affiliates, and their respective members, managers, officers, directors, and employees, in each case acting in that capacity on behalf of the Company.

“Disabling Conduct” means, with respect to any Covered Person, (a) fraud, (b) willful misconduct, (c) gross negligence, (d) bad faith, (e) a knowing violation of law, (f) a material breach of this Agreement, or (g) a breach of the duty of loyalty.

“Fiscal Year” means the calendar year, or another period required by the Code.

“Interest” means a Member’s entire limited liability company interest in the Company, including its Capital Account and its rights under this Agreement and the Act.

“Investments” means the securities and other investments held by the Company from time to time, other than cash and cash equivalents.

“Key Person” means Brad Zapp.

“Majority in Interest” means Members (other than the Manager and its Affiliates) whose Capital Accounts, as of the most recent Valuation Date, exceed 50% of the aggregate Capital Accounts of all Members (other than the Manager and its Affiliates).

“Management Fee” has the meaning given in Section 9.01.

“Net Asset Value” means the total value of the Company’s assets less its total liabilities (including accrued Management Fees), determined under Section 11.04.

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“Net Litigation Proceeds” means amounts received by the Company under the Participation Right (as defined in the Plan), net of any taxes.

“Parallel Fund” means each of Connetic Venture Capital Access Fund, LLC and Connetic Venture Capital Access Fund II, LLC, and “Other Parallel Fund” means the Parallel Fund other than the Company.

“Parallel Fund Vote” means the approval of members of both Parallel Funds, voting together as a single class (and excluding the Manager and its Affiliates), whose capital accounts, as of the most recent Valuation Date, exceed 50% of the aggregate capital accounts of all such members of both Parallel Funds; provided that the Manager has caused the same matter to be submitted to the members of the Other Parallel Fund under a substantially identical provision of its limited liability company agreement.

“Person” means any individual, corporation, partnership, limited liability company, trust, estate, association, governmental authority, or other entity.

“Qualified Purchaser” means a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act and the rules thereunder, and includes a “knowledgeable employee” as defined in Rule 3c-5 under the 1940 Act with respect to the Company.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations under it.

“Supermajority in Interest” means Members (other than the Manager and its Affiliates) whose Capital Accounts, as of the most recent Valuation Date, equal or exceed 66 2/3% of the aggregate Capital Accounts of all Members (other than the Manager and its Affiliates).

“Tender Offer” has the meaning given in Section 8.01.

“Transfer” means any direct or indirect sale, assignment, pledge, gift, or other disposition of all or any part of an Interest, whether voluntary or by operation of law.

“Valuation Date” means the last Business Day of each calendar [month][quarter], each Tender Valuation Date (as defined in Section 8.02), the date of any admission of a Member or acceptance of an additional Capital Contribution, the date of dissolution, and any other date the Manager selects.

1.02 Other Definitions. “Division Effective Time” has the meaning given in the Plan. Terms defined elsewhere in this Agreement have the meanings given there. “Including” means “including without limitation.”

ARTICLE II

ORGANIZATION

2.01 Formation. The Company was formed as a division company in the Division by the filing of a certificate of division and a certificate of formation with the Secretary of State of the State of Delaware on the Closing Date (as defined in the Plan). The Company holds the assets and is subject only to the liabilities allocated to it in the Division.

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2.02 Name. The name of the Company is “Connetic Venture Capital Access Fund II, LLC.”

2.03 Purpose. The purpose of the Company is to seek long-term capital appreciation by holding, managing, and disposing of the Investments allocated to it in the Division and by making new investments, primarily in equity securities of private, early-stage operating companies, alongside the Other Parallel Fund, and to engage in any lawful activity incidental to that purpose. The Company will not borrow money except on a short-term basis, for not more than 120 days, in an amount not exceeding 15% of its aggregate capital contributions, and will not guarantee the obligations of any portfolio company in excess of that amount.

2.04 Offices; Registered Agent. The principal office of the Company is 910 Madison Avenue, Covington, Kentucky 41011, or another place the Manager designates by notice to the Members. The registered office and registered agent of the Company in Delaware is [The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801].

2.05 Term. The Company will continue until dissolved under Article XIV.

2.06 Investment Company Act Status. The Company will rely on the exclusion from the definition of investment company in Section 3(c)(1) of the 1940 Act and will not make, and does not propose to make, a public offering of its Interests. The Company is intended to qualify as a “venture capital fund” as defined in Rule 203(l)-1 under the Advisers Act. [If the aggregate capital contributions and uncalled committed capital of the Company do not exceed $12,000,000, as adjusted from time to time by the Securities and Exchange Commission, the Company may rely on Section 3(c)(1)(C) of the 1940 Act as a “qualifying venture capital fund,” in which case the Manager will not accept any Capital Contribution that would cause that limit to be exceeded.] Under Section 3(c)(7)(E) of the 1940 Act, the Company and the QP Fund are not treated as a single issuer for purposes of Section 3(c)(1) of the 1940 Act.

2.07 No State-Law Partnership. The Members intend that the Company be treated as a partnership only for federal and applicable state income tax purposes and not for any other purpose.

ARTICLE III

MEMBERS

3.01 Members. The Members are the Persons admitted at the Division Effective Time under the Plan and any Persons later admitted in accordance with this Agreement. The Manager will maintain a schedule of Members, their Capital Contributions, and their Capital Accounts in the books and records of the Company.

3.02 Eligibility. Each Member must be an Accredited Investor at the time it acquires an Interest or makes an additional Capital Contribution, verified in accordance with Rule 506(c) of Regulation D under the Securities Act. The Manager will not admit any Member, accept any Capital Contribution from a new investor, consent to any Transfer, or take any other action that would cause the Company to have more than 100 beneficial owners, counted in accordance with Section 3(c)(1)(A) of the 1940 Act and the rules thereunder [or, if the Company relies on Section 3(c)(1)(C) of the 1940 Act, 250 beneficial owners] (the “Investor Limit”). The Manager may decline to admit a Qualified Purchaser, who may instead invest through the QP Fund, if the admission would reduce capacity under the Investor Limit.

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3.03 Admission of Additional Members and Additional Contributions. The Manager may, at any Valuation Date, admit additional Members and accept additional Capital Contributions from existing Members at Net Asset Value, in its discretion, subject to Section 3.02. The minimum initial Capital Contribution of a new Member is $20,000, which the Manager may waive. Each new Member must execute a subscription agreement and a counterpart of this Agreement and must provide the information the Manager reasonably requires to verify its eligibility.

3.04 No Management by Members. No Member, in its capacity as a Member, will take part in the management or control of the Company’s business or have authority to act for or bind the Company. The exercise of any right granted to Members in this Agreement will not be deemed participation in the control of the Company’s business.

3.05 Limited Liability. No Member will be personally liable for any debt, obligation, or liability of the Company, whether arising in contract, tort, or otherwise, solely by reason of being a Member. No Member will be required to make any Capital Contribution beyond its agreed Capital Contribution, to lend money to the Company, or to return any distribution, except as required by the Act.

3.06 Representations. Each Member represents to the Company, as of the date of its admission and of each additional Capital Contribution, that (a) the representations in its investor certification and subscription materials are true and complete, (b) it is acquiring its Interest for its own account for investment, and (c) it understands that its Interest has not been registered under the Securities Act or any state securities law and is subject to the restrictions on Transfer in Article XII. Each Member will promptly notify the Manager if any of its representations ceases to be true.

3.07 Exchange Between Parallel Funds. A Member that becomes a Qualified Purchaser may request, on not less than 30 days’ notice before a Valuation Date, that the Company repurchase all of its Interest as of that Valuation Date at Net Asset Value, with the repurchase proceeds (in cash or, if the Manager determines, in Investments, pro rata) contributed on the Member’s behalf to the QP Fund as of the same Valuation Date. The Manager will grant each request that satisfies this Section 3.07, subject to Section 8.04 and the eligibility requirements of the QP Fund.

3.08 Top-Up Contributions. Immediately after the Division Effective Time, each Top-Up Contribution (as defined in the Plan) made by a Member under the Plan will be released to the Company from escrow and credited to that Member’s Capital Account as an additional Capital Contribution, at the same Net Asset Value used to establish the Member’s initial Capital Account. The Company will not accept any Top-Up Contribution to the extent it would cause the Company to fail to qualify for the exclusion described in Section 2.06.

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ARTICLE IV

THE MANAGER

4.01 Authority. Subject to the limitations in this Agreement, the Manager has full and exclusive authority to manage the business and affairs of the Company, including to acquire, hold, and dispose of Investments, to vote and exercise rights with respect to Investments, to open and maintain accounts with custodians and other financial institutions, to engage service providers, to commence, defend, and settle litigation, and to execute documents on behalf of the Company. The Manager is the “manager” of the Company within the meaning of the Act.

4.02 Registration Status. The Manager will at all times be registered as an investment adviser, or exempt from registration, under the Advisers Act and the laws of each state in which registration would otherwise be required. The Manager will notify the Members within ten Business Days after any change in its registration or exemption status.

4.03 Standard of Care; Fiduciary Duties. The Manager will act in good faith and in a manner it reasonably believes to be in the best interests of the Company and the Members. The Manager owes the Company and the Members the fiduciary duties of care and loyalty that a manager of a Delaware limited liability company owes under applicable law, and this Agreement does not restrict or eliminate those duties, except that the activities permitted by Sections 4.05 and 4.07 will not, by themselves, be a breach of those duties. Nothing in this Agreement eliminates the implied contractual covenant of good faith and fair dealing, limits any duty of the Manager under the Advisers Act, or waives any right of any Member under the federal securities laws.

4.04 Limitations on Authority. The Manager will not cause the Company to (a) purchase any security or other property from, or sell any security or other property to, the Manager or any of its Affiliates, or any fund or account managed by them, other than the Other Parallel Fund in accordance with the Allocation Policy, except in compliance with Section 206(3) of the Advisers Act or applicable state law and on terms no less favorable to the Company than those available in an arm’s-length transaction; (b) lend money to, or borrow money from, the Manager or any of its Affiliates; or (c) pay any fee or other compensation to the Manager or its Affiliates, other than the Management Fee. Without a Parallel Fund Vote, the Manager will not cause the Company to merge or consolidate with, convert into, or sell all or substantially all of its assets to any other Person.

4.05 Allocation Policy; Nominee Holdings. (a) The Parallel Funds will invest side by side under the following policy (the “Allocation Policy”): (i) each investment opportunity that the Manager determines is appropriate for the Parallel Funds will be allocated between them pro rata in proportion to their respective Net Asset Values as of the most recent Valuation Date; (ii) the Parallel Funds will dispose of each Investment at the same time, on the same terms, and pro rata in proportion to their holdings of that Investment; (iii) expenses borne by the Parallel Funds that relate to both will be allocated between them pro rata in proportion to Net Asset Value; and (iv) the Manager may depart from pro rata allocation only to the extent required by law, by the terms of a portfolio company’s offering, or by a Parallel Fund’s liquidity needs (including Tender Offers), and will describe each departure in the next quarterly report under Section 11.02(a). The Allocation Policy may be amended only in accordance with Article XV.

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(b) The QP Fund may hold of record, as nominee for the Company, the interest in each Investment allocated to the Company in the Division, and any interest in later Investments acquired for the Company, under the nominee agreement contemplated by the Plan. The Company is the beneficial owner of those interests for all purposes, and they are Investments of the Company.

4.06 Conflicts of Interest. The Manager will disclose to the Members, in the next quarterly report under Section 11.02(a), any transaction in which the Manager or its Affiliates had a material conflict of interest with the Company, and will resolve any such conflict in a manner consistent with its fiduciary duties.

4.07 Other Activities. The Manager, the Key Person, and their Affiliates may engage in other business activities, including managing other investment funds and accounts; provided that (a) the Manager and the Key Person will devote to the Company and the Other Parallel Fund the time and attention reasonably necessary to manage them, and (b) the Manager will not sponsor or manage another fund or account with an investment strategy substantially similar to that of the Parallel Funds unless it has adopted, and disclosed to the Members, an allocation policy that treats the Parallel Funds fairly.

4.08 Key Person Event. If the Key Person dies, becomes permanently disabled, or ceases to devote substantially all of his business time to the Manager and the Parallel Funds (a “Key Person Event”), the Manager will notify the Members within ten Business Days. For 180 days after that notice, the Members may by Parallel Fund Vote (a) remove the Manager under Section 4.10 as if Cause existed, or (b) dissolve the Company under Section 14.01(b).

4.09 Withdrawal of the Manager. The Manager may withdraw as manager on not less than 120 days’ notice to the Members, effective on the admission of a successor manager under Section 4.11 or, if none is admitted within that period, on the dissolution of the Company.

4.10 Removal of the Manager for Cause. (a) “Cause” means any of the following: (i) the Manager or the Key Person engages in Disabling Conduct in connection with the Company or the Other Parallel Fund that is, or is reasonably likely to be, materially adverse to the Company; (ii) the Manager materially breaches this Agreement and fails to cure the breach, if curable, within 30 days after notice from Members holding at least 10% of the Capital Accounts (excluding the Manager and its Affiliates); (iii) the Manager or the Key Person is convicted of, or pleads guilty or no contest to, a felony, or is found by a court or a federal or state securities regulator to have violated the federal or state securities laws in a matter involving fraud or breach of fiduciary duty; (iv) the Manager becomes subject to a bankruptcy, insolvency, receivership, or similar proceeding that is not dismissed within 60 days; or (v) the Manager ceases to be registered, or exempt from registration, as required by Section 4.02 and does not restore that status within 30 days.

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(b) The Members may remove the Manager for Cause by a Parallel Fund Vote, after the Manager has received written notice of the alleged Cause and not less than 15 days to respond. The removal will be effective on the date specified in the removal notice. A Member’s good-faith vote to remove will not give rise to any liability to the Manager. If a court of competent jurisdiction finally determines that Cause did not exist, the Manager’s sole remedy will be payment by the Company of the Management Fee that would have accrued through the end of the 90-day period after the effective date of removal.

(c) On removal or withdrawal, (i) the Manager will be entitled only to the Management Fee accrued through the effective date, with no termination or other fee, (ii) the Manager will cooperate with the successor manager for up to 90 days to transfer records, assets, and administration, and (iii) any Interest held by the Manager or its Affiliates as a Member will continue as an Interest of a non-managing Member, without voting rights on any matter relating to the removal or the successor manager.

4.11 Successor Manager. Following any notice of withdrawal or removal, the Members may admit a successor manager by Parallel Fund Vote. A successor manager will become the manager on executing a counterpart of this Agreement. If no successor manager is admitted within 90 days after the effective date of withdrawal or removal, the Company will dissolve under Section 14.01(c). During that period, a Majority in Interest may appoint an interim administrator to preserve the Company’s assets.

4.12 Officers and Delegation. The Manager may appoint officers of the Company and may delegate its authority to its employees and agents, but no delegation will relieve the Manager of its obligations under this Agreement.

4.13 Transfer to a Permitted Manager Transferee. (a) The Manager may, without the consent of any Member except as provided in Section 4.13(b), assign all of its rights and obligations as Manager under this Agreement, including its right to the Management Fee, to a Permitted Manager Transferee. A “Permitted Manager Transferee” is a Person that (i) is an Affiliate of the Manager, (ii) is controlled by the Key Person, or (iii) results from a merger, consolidation, or reorganization of the Manager with or into a Person described in clause (i) or (ii), and in each case that (A) has the Key Person as a principal who will remain substantially involved in the management of the Company, (B) is registered as an investment adviser, or is exempt from registration, to the extent required by applicable law, (C) assumes in writing all of the Manager’s obligations under this Agreement and under any nominee agreement between the Parallel Funds, and (D) will not increase the Management Fee or any other amount borne by the Company or the Members.

(b) The Manager will give the Members not less than 60 days’ prior written notice of any assignment under this Section 4.13. If the assignment would constitute an “assignment” within the meaning of the Advisers Act or applicable state law, each Member, by executing or being bound by this Agreement, consents to it, and the assignment will take effect at the end of the notice period unless, before then, the Members object to it by a Parallel Fund Vote. A Permitted Manager Transferee will become the Manager on executing a counterpart of this Agreement, and the transferring Manager will then cease to be the Manager. This Section 4.13 does not limit Section 4.10.

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ARTICLE V

CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

5.01 Initial Capital Accounts. Each Member admitted at the Division Effective Time is treated as having made a Capital Contribution equal to its initial Capital Account determined under Section 2.3 of the Plan.

5.02 Additional Capital Contributions. No Member is required to make any additional Capital Contribution. Capital Contributions accepted under Section 3.03 will be credited to the contributing Member’s Capital Account as of the applicable Valuation Date.

5.03 Capital Accounts. The Company will maintain a separate capital account for each Member (a “Capital Account”). Each Capital Account will be (a) increased by the Member’s Capital Contributions and the Net Profit allocated to it, and (b) decreased by distributions to the Member, amounts paid to it in Tender Offers, the Net Loss allocated to it, and the Management Fee and other items charged to it under this Agreement. Capital Accounts are intended to be maintained in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv), and will be interpreted and adjusted accordingly.

5.04 No Interest; No Withdrawal of Capital. No Member will receive interest on its Capital Contributions or Capital Account. No Member may withdraw any part of its Capital Account except in a Tender Offer or as otherwise provided in this Agreement.

ARTICLE VI

ALLOCATIONS

6.01 Accounting Periods. Each Fiscal Year will be divided into accounting periods, each beginning on the day after a Valuation Date and ending on the next Valuation Date.

6.02 Net Profit and Net Loss. The net increase or decrease in Net Asset Value during each accounting period (including realized and unrealized gains and losses, income, and expenses, but excluding Capital Contributions, distributions, and Tender Offer payments) (“Net Profit” or “Net Loss,” as applicable) will be allocated among the Members in proportion to their Capital Accounts as of the beginning of that accounting period. The Management Fee will be charged to each Member’s Capital Account in proportion to its Capital Account, except that the Manager may waive the Management Fee for any Member, including itself and its Affiliates.

6.03 Tax Allocations. Items of income, gain, loss, and deduction for federal income tax purposes will be allocated among the Members in a manner that reflects, as closely as practicable, the allocations under Section 6.02, in accordance with Section 704(b) of the Code. Items attributable to property with a difference between book value and tax basis will be allocated under Section 704(c) of the Code using any reasonable method selected by the Manager, applied consistently. The Manager may make special allocations of gain or loss to Members that withdraw all or part of their Capital Accounts in a Tender Offer, to the extent permitted by the Code, to cause their tax capital to conform to their Capital Accounts.

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6.04 Regulatory Allocations. The Company will comply with the qualified income offset and minimum gain chargeback requirements of the Treasury Regulations under Section 704(b) of the Code, to the extent applicable.

ARTICLE VII

DISTRIBUTIONS

7.01 Discretionary Distributions. The Manager may cause the Company to make distributions at any time, pro rata in proportion to the Members’ Capital Accounts. The Manager expects to reinvest most of the proceeds from the disposition of Investments, but will consider distributions when the Company holds cash in excess of its reasonably anticipated needs for new and follow-on investments, Tender Offers, and expenses.

7.02 Net Litigation Proceeds. The Company will distribute Net Litigation Proceeds to the Members, pro rata in proportion to their Capital Accounts, within 30 days after receipt. No Management Fee will be charged on Net Litigation Proceeds before they are distributed or reinvested.

7.03 Tax Distributions. To the extent the Company has cash available, the Manager will use commercially reasonable efforts to distribute to each Member, within 90 days after the end of each Fiscal Year, an amount equal to the net taxable income and gain allocated to that Member for that Fiscal Year multiplied by the highest combined marginal federal, state, and local income tax rate (including the tax imposed by Section 1411 of the Code) applicable to an individual resident in Covington, Kentucky, taking into account the character of the income and gain, reduced by other distributions to that Member for that Fiscal Year.

7.04 In-Kind Distributions. The Company will not distribute Investments in kind other than (a) securities that are freely tradable on a national securities exchange, or (b) in connection with the liquidation of the Company. Any in-kind distribution will be made pro rata to all Members at fair value determined under Section 11.04.

7.05 Withholding. The Company may withhold from any distribution amounts required by law to be withheld. Any amount withheld will be treated as distributed to the Member.

7.06 Limitation. The Company will not make a distribution that would violate Section 18-607 of the Act.

ARTICLE VIII

TENDER OFFERS; COMPULSORY WITHDRAWAL

8.01 Tender Offers. The Manager has discretion to cause the Company to make periodic offers to repurchase Interests from Members (each, a “Tender Offer”), in amounts and on terms the Manager determines, but the Company is not required to make any Tender Offer. No Member has the right to require the Company to repurchase its Interest.

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8.02 Terms. Each Tender Offer will (a) be made to all Members of both Parallel Funds at the same time and on the same terms, (b) be open for at least 20 Business Days, (c) offer a price equal to the Net Asset Value of the tendered Interests as of a date (the “Tender Valuation Date”) not earlier than the expiration of the Tender Offer, without any repurchase fee, and (d) comply with Regulation 14E under the Securities Exchange Act of 1934, as amended, and any other applicable law. If a Tender Offer is oversubscribed, the Company will accept tendered Interests on a pro rata basis. The Manager and its Affiliates may not tender in any Tender Offer unless all Interests tendered by other Members are accepted in full.

8.03 Payment. The Company will pay at least 95% of the estimated repurchase price within 30 days after the Tender Valuation Date, and the balance, adjusted for any change in Net Asset Value as of the Tender Valuation Date resulting from the annual audit, within ten Business Days after the completion of the audit of the Company’s financial statements for the Fiscal Year that includes the Tender Valuation Date.

8.04 Compulsory Withdrawal. The Manager may require a Member to withdraw all or part of its Interest, at Net Asset Value as of the next Valuation Date and with payment under Section 8.03, if the Manager determines in good faith, on the advice of counsel where appropriate, that (a) the Member’s continued ownership would cause the Company to fail to qualify for the exclusion described in Section 2.06, to become a publicly traded partnership taxable as a corporation, or to hold “plan assets” subject to ERISA; (b) the Member has ceased to satisfy the eligibility requirements of Section 3.02; (c) any representation of the Member was materially false when made; or (d) the withdrawal is required by applicable anti-money laundering or sanctions laws. The Manager will give the Member not less than 30 days’ notice, except where a shorter period is required by law.

ARTICLE IX

FEES AND EXPENSES

9.01 Management Fee. The Company will pay the Manager a management fee (the “Management Fee”) at the annual rate of 1.90% of the Company’s Net Asset Value, accrued as of each month-end Valuation Date (before deducting the Management Fee for that period and before any Tender Offer payments as of that date) and payable monthly in arrears. The Management Fee will be prorated for partial periods. Neither the Manager nor any of its Affiliates will receive any performance fee, incentive allocation, carried interest, transaction fee, monitoring fee, or other compensation from the Company or its portfolio companies in connection with the Company, other than the Management Fee. Any director fee or similar compensation received by the Manager, a Key Person, or their Affiliates from a portfolio company of the Company will reduce the Management Fee dollar-for-dollar, allocated among the Parallel Funds pro rata.

9.02 Expenses Borne by the Manager. The Manager will pay all expenses of the Company and its operations other than those listed in Section 9.03, including expenses of organization, offering, and investor verification; the costs of the conversion and Division of the Trust and the formation of the Parallel Funds; brokerage commissions and other costs of acquiring and disposing of Investments; administration, fund accounting, transfer agency, and custody; audit and tax preparation; legal and compliance; valuation; insurance; reporting; technology; regulatory filings; and any costs relating to the Participation Right (as defined in the Plan).

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9.03 Expenses Borne by the Company. The Company will bear only (a) the Management Fee, (b) taxes imposed on the Company, and (c) extraordinary expenses, including indemnification payments permitted by Article X and litigation, but only to the extent not covered by insurance and not arising from Disabling Conduct of a Covered Person.

9.04 Increase in Fees. No increase in the rate of the Management Fee, and no new fee or expense category payable by the Company, will be effective unless approved by a Majority in Interest of the Company and by a majority in interest of the members (excluding the Manager and its Affiliates) of the Other Parallel Fund, and the Company has given the Members not less than 90 days’ notice before the increase takes effect.

ARTICLE X

EXCULPATION AND INDEMNIFICATION

10.01 Exculpation. No Covered Person will be liable to the Company or any Member for any loss arising from any act or omission performed or omitted in good faith on behalf of the Company, except to the extent the loss results from that Covered Person’s Disabling Conduct.

10.02 Indemnification. To the fullest extent permitted by law, the Company will indemnify each Covered Person against losses, claims, damages, liabilities, and reasonable expenses (including legal fees) incurred by reason of being a Covered Person, except to the extent (a) they result from that Covered Person’s Disabling Conduct, (b) they arise from a dispute solely among the Manager, its Affiliates, and their personnel, (c) they arise from a claim brought by Members in which the Members prevail, or (d) they are covered by insurance or by indemnification from a portfolio company. The Company’s obligations under this Section 10.02 will be satisfied only from the assets of the Company, and no Member will be required to return any distribution to fund them.

10.03 Advancement. The Company will advance reasonable expenses incurred by a Covered Person in defending a claim that may be indemnifiable under Section 10.02 upon receipt of a written undertaking by the Covered Person to repay the advanced amounts if it is finally determined that the Covered Person is not entitled to indemnification. The Company will not advance expenses to the Manager in connection with a claim brought by Members.

10.04 Insurance. The Manager will maintain, at its expense, errors and omissions and directors and officers insurance covering the Covered Persons and the Company in amounts customary for investment managers of funds of similar size.

10.05 Prior Indemnification Obligations. The Company has not assumed any obligation of the Trust to indemnify or advance expenses to its former trustees or officers, except to the extent allocated to the Company in the Division.

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ARTICLE XI

BOOKS, RECORDS, REPORTS, AND VALUATION

11.01 Books and Records. The Manager will keep complete and accurate books and records of the Company at its principal office for at least six years. Each Member and its authorized representatives may, on reasonable notice and for a purpose reasonably related to its Interest, inspect and copy the books and records of the Company as provided in Section 18-305 of the Act, including the names and addresses of the Members for the purpose of communicating with other Members about a vote under this Agreement, subject to the confidentiality provisions of Section 16.01.

11.02 Reports. The Manager will deliver to each Member (a) within 45 days after the end of each calendar quarter, a statement of the Member’s Capital Account, the Net Asset Value of the Company, and a summary of the Investments; (b) within 120 days after the end of each Fiscal Year, financial statements of the Company audited by an independent certified public accounting firm, prepared in accordance with U.S. generally accepted accounting principles; (c) Schedule K-1 and any other tax information reasonably required for the Member to prepare its tax returns, as soon as practicable and in any event within 90 days after the end of each Fiscal Year, with a good-faith estimate by March 31 if Schedules K-1 will not be available by that date; and (d) prompt notice of any event described in Sections 4.02, 4.08, and 4.10.

11.03 Fiscal Year; Auditors. The Company’s Fiscal Year is the calendar year. The Manager will engage an independent certified public accounting firm to audit the Company annually, and will notify the Members of any change in the firm.

11.04 Valuation. Net Asset Value will be determined by the Manager as of each Valuation Date in accordance with U.S. generally accepted accounting principles, including Accounting Standards Codification Topic 820, and with valuation procedures that, at the Division Effective Time, are substantially the same as the fair value procedures of the Trust in effect immediately before the conversion. The Manager will notify the Members of any change in its valuation procedures that it reasonably expects to materially affect Net Asset Value.

ARTICLE XII

TRANSFERS

12.01 Restrictions. No Member may Transfer all or any part of its Interest without the prior written consent of the Manager, which will not be unreasonably withheld, conditioned, or delayed for a Transfer to a transferee that satisfies Section 3.02 and Section 12.02. Any purported Transfer in violation of this Article XII is void.

12.02 Conditions. No Transfer will be permitted if it would (a) cause the Company to fail to qualify for the exclusion described in Section 2.06; (b) require registration of the Interest under the Securities Act or any state securities law; (c) cause the Company to be treated as a publicly traded partnership under Section 7704 of the Code; (d) cause the assets of the Company to be “plan assets” under ERISA; (e) violate applicable anti-money laundering or sanctions laws; or (f) result in the transferor (unless it Transfers its entire Interest) or the transferee holding an Interest with a Capital Account balance of less than [$20,000], unless the Manager waives this condition.

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12.03 Permitted Transfers. The Manager will consent to a Transfer, subject to Section 12.02, (a) on the death, disability, divorce, or incapacity of a Member, to the Member’s estate, heirs, spouse, or legal representative, or (b) for estate planning purposes, to a trust or entity controlled by the Member or for the benefit of the Member or its immediate family.

12.04 Substitute Members. A transferee will be admitted as a substitute Member on executing a counterpart of this Agreement and providing the information required by Section 3.02. Until admitted, a transferee will be entitled only to the transferor's economic rights.

12.05 Sales to Other Investors. A Member that wishes to sell all or part of its Interest may ask the Manager to approve a sale to another Member of either Parallel Fund or to another Person that satisfies Section 3.02. The Manager may, but is not required to, inform other Members or eligible investors of the proposed sale, and may approve a sale at a price agreed by the seller and the buyer, subject to Sections 12.01 and 12.02. The Manager will not receive any fee or other compensation in connection with a sale, and the seller and the buyer will bear their own costs. The Manager may adopt reasonable procedures for sales under this Section 12.05, including limiting them to specified dates and amounts, so that the Company is not treated as a publicly traded partnership under Section 7704 of the Code.

ARTICLE XIII

TAX MATTERS

13.01 Partnership Classification. The Company will be classified as a partnership for federal income tax purposes. No election will be made to treat the Company as an association taxable as a corporation.

13.02 Partnership Representative. The Manager will serve as the “partnership representative” of the Company under Section 6223 of the Code and will designate an individual to act on its behalf. The partnership representative will (a) notify the Members within ten Business Days after receiving notice of any audit or administrative proceeding, (b) keep the Members reasonably informed of its progress, (c) not settle any proceeding that would materially and adversely affect the Members without notice to the Members, and (d) make an election under Section 6226 of the Code, where available.

13.03 Elections. The Manager may cause the Company to make any tax election that it determines, in good faith, to be in the best interests of the Members as a whole, including an election under Section 754 of the Code.

13.04 Publicly Traded Partnership. The Manager will take reasonable steps to prevent the Company from being treated as a publicly traded partnership taxable as a corporation, including by structuring Tender Offers to comply with the applicable safe harbors under Treasury Regulations Section 1.7704-1 or by confirming that the Company’s income is qualifying income under Section 7704(c) of the Code.

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13.05 Tax-Exempt and Non-U.S. Members. The Manager will use commercially reasonable efforts to avoid generating unrelated business taxable income for tax-exempt Members and effectively connected income for non-U.S. Members, consistent with Section 2.03.

ARTICLE XIV

DISSOLUTION AND LIQUIDATION

14.01 Events of Dissolution. The Company will dissolve on the first of the following to occur: (a) the Manager’s election to dissolve, on not less than 90 days’ notice to the Members; (b) a vote of a Supermajority in Interest of the Company or, under Section 4.08, a Parallel Fund Vote; (c) the withdrawal or removal of the Manager without the admission of a successor manager under Section 4.11; (d) the sale or other disposition of all Investments; or (e) the entry of a decree of judicial dissolution under Section 18-802 of the Act.

14.02 Liquidation. On dissolution, the Manager (or, if there is no Manager, a liquidator selected by a Majority in Interest) will wind up the Company’s affairs in an orderly manner, with a view to realizing fair value for the Investments. The Management Fee will continue to accrue during the winding up, unless the Manager has been removed for Cause or the winding up continues for more than seven years, after which the Management Fee will be reduced to 1.00%.

14.03 Distribution of Assets. The proceeds of liquidation will be applied (a) first, to creditors, including Members that are creditors, in satisfaction of the Company’s liabilities, (b) second, to the establishment of reasonable reserves, and (c) third, to the Members in proportion to their positive Capital Accounts, after giving effect to all allocations for the period ending on the date of the distribution.

14.04 Certificate of Cancellation. Upon completion of the winding-up, the Manager will file a certificate of cancellation of the Company’s certificate of formation.

ARTICLE XV

AMENDMENTS; MEETINGS; VOTING

15.01 Amendments. Except as provided in Sections 15.02 and 15.03, this Agreement may be amended only with the written consent of the Manager and a Majority in Interest.

15.02 Amendments by the Manager Alone. The Manager may amend this Agreement without the consent of any Member only to (a) cure any ambiguity or correct any inconsistent or clerical provision, (b) reflect the admission, substitution, or withdrawal of Members in accordance with this Agreement, (c) change the name of the Company or its principal office, or (d) comply with a change in applicable law, in each case only if the amendment does not adversely affect the rights or economic interests of any Member, increase any fee or expense borne by the Company, or reduce the protections provided to the Members in this Agreement. The Manager will give the Members notice of each such amendment within 30 days after its adoption.

15.03 Amendments Requiring Additional Approval. No amendment will, without the consent of each Member adversely affected, (a) increase that Member’s Capital Contribution obligation or personal liability, (b) reduce that Member’s Capital Account or share of Net Profit, distributions, or liquidation proceeds, other than proportionately with all Members, or (c) alter the pro rata treatment of that Member relative to other Members. Any amendment to Section 4.03, 4.04, 4.05, 4.08, 4.10, 4.11, Article IX, Article X, Section 11.01, Section 11.02, or this Article XV will also require the consent of a Supermajority in Interest, and any increase in fees will also require the approvals described in Section 9.04.

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15.04 Side Letters. The Manager may enter into side letters with Members only on terms that do not provide any Member with preferential liquidity, fee, or information rights unless offered to all Members. The Manager will disclose the material terms of each side letter to all Members.

15.05 Meetings and Consents. The Manager may call a meeting of the Members at any time, and will call a meeting within 30 days after a written request from Members holding at least 20% of the Capital Accounts (excluding the Manager and its Affiliates). Notice of a meeting will be given not less than ten nor more than 60 days before the meeting. Members may participate by telephone or video conference. Any action of the Members may be taken without a meeting by written consent of Members holding the Capital Accounts required to take the action. A vote of the Manager’s Affiliates that are Members will be excluded from any vote that, by its terms, excludes the Manager and its Affiliates.

ARTICLE XVI

GENERAL PROVISIONS

16.01 Confidentiality. Each Member will keep confidential all non-public information about the Company and its Investments, except that a Member may disclose information (a) to its legal, tax, and financial advisers who are bound by a duty of confidentiality, (b) as required by law, regulation, or legal process, including public records laws, (c) that becomes publicly available other than through the Member’s breach, and (d) to other Members in connection with a vote under this Agreement.

16.02 Notices. Notices under this Agreement must be in writing and will be effective when delivered by hand, by nationally recognized overnight courier, or by email to the address in the Company’s records, or posted to a secure investor portal with email notice to the Member.

16.03 Governing Law. This Agreement is governed by the laws of the State of Delaware, without regard to its conflict of laws principles.

16.04 Forum; Waiver of Jury Trial. Each party submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if it lacks subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware) for any action arising out of or relating to this Agreement, except that claims under the federal securities laws may be brought in any court of competent jurisdiction. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY.

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16.05 Power of Attorney. Each Member appoints the Manager as its attorney-in-fact solely to execute and file certificates and other documents required by the Act or other law to form, continue, or dissolve the Company, and amendments to this Agreement adopted in accordance with Article XV. This power of attorney is coupled with an interest and survives the death, incapacity, or dissolution of the Member, but does not authorize the Manager to take any action that requires the consent of the Members.

16.06 Entire Agreement. This Agreement, together with the Plan and each Member’s subscription and investor certification materials, is the entire agreement among the parties regarding its subject matter.

16.07 Severability. If any provision of this Agreement is held invalid, the remaining provisions will remain in effect.

16.08 Binding Effect. This Agreement binds and benefits the parties and their permitted successors and assigns. Each Person admitted as a Member at the Division Effective Time is bound by this Agreement as a result of the Shareholder approval of the Plan, without further action.

16.09 Counterparts. This Agreement may be executed in counterparts, including by electronic signature.

16.10 Legal Counsel. The Members acknowledge that FinTech Law, LLC prepared this Agreement as counsel to the Trust and the Company and does not represent any Member individually.

IN WITNESS WHEREOF, the Manager has executed this Agreement as of the Division Effective Time, and each Member is bound by this Agreement in accordance with Section 16.08 or by executing a counterpart.

CONNETIC RIA LLC D/B/A CONNETIC VENTURES, AS MANAGER

By:

Name:	[Name]

Title:	[Title]

Date:

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-628-8528 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER SAMPLE CARD

Connetic Venture Capital Access Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking prior proxies, hereby appoints Brad Zapp and Kyle Schlotman as proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Connetic Venture Capital Access Fund (the “Fund”) to be held on December 18, 2026 at 10:00am Eastern Time at 910 Madison Avenue Covington, Kentucky 41011, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-628-8528. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 18, 2026. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/connetic/docs/2026special.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

54095896.1

Connetic Venture Capital Access Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1.	The elimination of the Fund’s fundamental policy to make quarterly repurchase offers, effective immediately upon shareholder approval;	○	○	○

2.

The conversion of the Fund from a Delaware statutory trust into two Delaware limited liability companies that will operate as parallel private funds, and the exchange of each remaining shareholder’s Shares for an interest in one of them (the “Conversion”);

		○	○	○

3.	A change in the nature of the Fund’s business so that it ceases to be a registered investment company, and the Fund’s deregistration under the 1940 Act (the “Deregistration”); and	○	○	○

4.

The mandatory redemption, at net asset value, of the Shares of shareholders who are not eligible to invest in either parallel fund (the “Mandatory Redemption”), and the related purchase of Shares by the Adviser to fund it

		○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

54095896.1